WRL SERIES FUND, INC.
                             570 Carillon Parkway
                         St. Petersburg, FL 33716-1294


                                1-800-851-9777


                           WRL VKAM Emerging Growth
                          WRL T. Rowe Price Small Cap
                          WRL Goldman Sachs Small Cap
                       WRL Pilgrim Baxter Mid Cap Growth
                          WRL Alger Aggressive Growth
                            WRL Third Avenue Value
                       WRL Value Line Aggressive Growth
                          WRL GE International Equity
                               WRL Janus Global
                        WRL Great Companies -- Global(2)
                           WRL Gabelli Global Growth
                      WRL Great Companies -- Technology(SM)
                               WRL Janus Growth
                            WRL LKCM Capital Growth
                           WRL Goldman Sachs Growth
                              WRL GE U.S. Equity
                       WRL Great Companies -- America(SM)
                              WRL Salomon All Cap
                              WRL C.A.S.E. Growth
                              WRL Dreyfus Mid Cap
                             WRL NWQ Value Equity
                       WRL T. Rowe Price Dividend Growth
                           WRL Dean Asset Allocation
                        WRL LKCM Strategic Total Return
                    WRL J.P. Morgan Real Estate Securities
                         WRL Federated Growth & Income
                              WRL AEGON Balanced
                                WRL AEGON Bond
                          WRL J.P. Morgan Money Market

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 May 29, 2001


TO THE SHAREHOLDERS OF WRL SERIES FUND, INC.:


     Notice is hereby given that a Special Meeting of Shareholders of WRL Series Fund, Inc. (the "Fund") will be held on May 29, 2001, at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, beginning at 10 a.m., Eastern Time (the "Special Meeting"). At the Special Meeting, shareholders of each individual investment portfolio of the Fund (each, a "Portfolio," collectively, the "Portfolios"), unless otherwise indicated below, will be called upon to consider the following proposals:


All Portfolios:


Proposal No. 1. A proposal to approve the adoption of a Brokerage Enhancement
                Plan (the "Plan").


Proposal No. 2. A proposal to re-elect Directors of the Board of the Fund and to elect new Directors to the Board of the Fund.


Proposal No. 3. A proposal to approve a change to the fundamental investment restriction regarding the issuance of senior securities.


     WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL Janus Global, WRL Great Companies -- Global(2), WRL Gabelli Global Growth, WRL Janus Growth, WRL LKCM Capital Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond, and WRL J.P. Morgan Money Market Portfolios:


Proposal No. 4. A proposal to approve a change to the fundamental investment restriction regarding portfolio diversification.


     WRL J.P. Morgan Money Market, WRL Third Avenue Value, WRL Great Companies -- America(SM), and WRL Great Companies -- Technology(SM) Portfolios:


Proposal No. 5. A proposal to approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.


WRL Gabelli Global Growth Portfolio:


Proposal No. 6. A proposal to approve a change to the fundamental investment restriction regarding investments for the purpose of exercising control.


     WRL VKAM Emerging Growth, WRL Alger Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth Portfolios:


Proposal No. 7. A proposal to approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration.


WRL Goldman Sachs Small Cap Portfolio:


Proposal No. 8. A proposal to approve the adoption of new fundamental investment restrictions.

     WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Goldman Sachs Growth, WRL Value Line Aggressive Growth, WRL GE International Equity, WRL Janus Global, WRL Janus Growth, WRL C.A.S.E. Growth, WRL AEGON Bond, WRL GE U.S. Equity, WRL Salomon All Cap, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, and WRL J.P. Morgan Money Market
Portfolios:


Proposal No.  9. A proposal to approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.


All Portfolios:


Proposal No. 10. To conduct such other business as may properly come before the
              Special Meeting.


     Shareholders of record as of the close of business on March 26, 2001 are entitled to vote at the Special Meeting and any related follow-up meetings. Whether or not you plan to attend the Special Meeting, please complete the enclosed voting instruction form.



                                By Order of the Board of Directors of WRL
                                Series Fund, Inc.,



                                John K. Carter, Esq.
                                Secretary


April 15, 2001


YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU BENEFICIALLY OWNED ON THE RECORD DATE. POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION FORM BE RETURNED PROMPTLY.


FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE USING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                             WRL SERIES FUND, INC.
                              570 Carillon Parkway
                         St. Petersburg, FL 33716-1294


                                1-800-851-9777

                           WRL VKAM Emerging Growth
                          WRL T. Rowe Price Small Cap
                          WRL Goldman Sachs Small Cap
                       WRL Pilgrim Baxter Mid Cap Growth
                          WRL Alger Aggressive Growth
                            WRL Third Avenue Value
                       WRL Value Line Aggressive Growth
                          WRL GE International Equity
                               WRL Janus Global
                        WRL Great Companies -- Global(2)
                           WRL Gabelli Global Growth
                      WRL Great Companies -- Technology(SM)
                               WRL Janus Growth
                            WRL LKCM Capital Growth
                           WRL Goldman Sachs Growth
                              WRL GE U.S. Equity
                       WRL Great Companies -- America(SM)
                              WRL Salomon All Cap
                              WRL C.A.S.E. Growth
                              WRL Dreyfus Mid Cap
                             WRL NWQ Value Equity
                       WRL T. Rowe Price Dividend Growth
                           WRL Dean Asset Allocation
                        WRL LKCM Strategic Total Return
                    WRL J.P. Morgan Real Estate Securities
                         WRL Federated Growth & Income
                              WRL AEGON Balanced
                                WRL AEGON Bond
                         WRL J.P. Morgan Money Market

                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 May 29, 2001


     This Proxy ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of the WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several series investment portfolios (each, a "Portfolio" and together, the "Portfolios") of the Fund, for use at a Special Meeting of Shareholders of the Portfolios to be held on May 29, 2001 at the Fund's offices located at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a voting instruction form accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and voting instruction form(s) are first being mailed to shareholders on or about April 16, 2001. In addition to solicitations of voting instructions by mail, beginning on or about May 1, 2001, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of WRL Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), WRL Investment Services, Inc., the Fund's transfer agent, Georgeson Shareholder Communications Inc. ("Shareholder Communications"), a private solicitation firm, or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Fund. The Fund's most recent annual report is available upon request without charge by writing or calling the Fund at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, or 1-800-851-9777.


     If you are currently invested in WRL Goldman Sachs Small Cap, you will also receive an Information Statement relating to a change in sub-adviser for the Portfolio, which will be renamed Munder Net50 as of May 1, 2001. Votes are not being solicited for this change, but you will be asked to approve new fundamental investment restrictions for the Portfolio.


     Western Reserve Life Assurance Company of Ohio ("Western Reserve"), Transamerica Life Insurance Company ("Transamerica") (in certain states still known as PFL Life Insurance Company), AUSA Life Insurance Company, Inc. ("AUSA Life"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica Occidental") and Diversified Investment Advisors, Inc. ("Diversified") are the owners of all of the Shares of each Portfolio and, as such, have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting.


     Each of Western Reserve, Transamerica, AUSA Life, Peoples, Transamerica Occidental and Diversified will vote the shares of each Portfolio for the owners of certain qualified plans administered by it or for the owners of the variable life insurance policies and variable annuity contracts issued by it (collectively, the "Contracts") in accordance with instructions received from the policyowners or participants (collectively, the "Policyowners"). The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve, Transamerica, AUSA Life, Peoples, Transamerica Occidental and Diversified, respectively, will vote the shares of the Portfolios at the Special Meeting on May 29, 2001, and any adjournment thereof. The Fund will mail a copy of this proxy statement to each Policyowner of record as of March 26, 2001. The number of Fund shares in a Portfolio, or Portfolios, for which a Policyowner may give instructions, is determined as follows: the number of shares of a given Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's cash value or the contract value (in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.


     Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. Western Reserve, Transamerica, AUSA Life,

Peoples, Transamerica Occidental and Diversified will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion as determined for Policyowners. Each full Share is entitled to one vote, and any fractional Share is entitled to a fractional vote.


     If the enclosed voting instruction form is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction form will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the voting instruction form, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has submitted a voting instruction form has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and submitting his or her voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to the Fund at the above address prior to the date of the Special Meeting.


     A majority of the Shares outstanding on March 26, 2001, represented in person or by proxy, of the Fund must be present for the transaction of business at the Special Meeting. If a quorum is present at the Special Meeting but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed voting instruction form may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


     The Board of Directors has fixed the close of business on March 26, 2001 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of Shares of each Portfolio outstanding on the Record Date is set forth in Exhibit A.


     As of the Record Date, the Fund had approximately 889,290,837.851 outstanding shares of the Portfolios (representing a market value of approximately $8,371,798,935.00), all of which shares are owned of record by Diversified and by separate accounts of Western Reserve, Transamerica, AUSA Life, Peoples and Transamerica Occidental (Diversified and the separate accounts collectively, the "Accounts"). The outstanding shares owned by the Accounts in each respective Portfolio are reflected on Exhibit A. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. Based on the cash value attributable to the Portfolios as of March 26, 2001, Policyowners are entitled to an aggregate of votes with respect to each of the Portfolios as reflected on Exhibit A.


     In order that your Shares may be represented at the Special Meeting, you are requested to:

     o indicate your instructions on the enclosed voting instruction form;
     o date and sign the voting instruction form;
     o mail the voting instruction form promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
     o allow sufficient time for the voting instruction form to be received on or before 10:00 A.M., May 29, 2001.

     If you prefer, you may instead vote by telephone by calling 1-888-696-2781. We have Shareholder Communications to assist us with this proxy solicitation. The estimated cost of the solicitation is $400,000. If we have not received your vote as the date of the Meeting approaches, you may receive a call from Shareholder Communications to ask for your voting instructions. If you vote by telephone, please do not return your voting instruction form(s) to us unless you elect to later change your vote.

     For ease of reference, the following table lists the proposals to be acted on by the Shareholders of the Portfolios, and indicates which Portfolios are eligible to vote on each proposal:

---------------------------------------------------------------------------------------------------
    Proposal                     Description                     Portfolio(s) Eligible to Vote
---------------------------------------------------------------------------------------------------
        (1)        The consideration of a proposal to       All Portfolios
                   adopt a Brokerage Enhancement
                   Plan
---------------------------------------------------------------------------------------------------
        (2)        The consideration of a proposal to       All Portfolios
                   re-elect the Directors of the Fund
                   and to elect three new directors of
                   the Fund
---------------------------------------------------------------------------------------------------
        (3)        The consideration of a proposal to       All Portfolios
                   change the fundamental
                   investment restriction with respect
                   to the issuance of senior
                   securities
---------------------------------------------------------------------------------------------------
        (4)        The consideration of a proposal to       All diversified Portfolios with a
                   change the fundamental                   fundamental investment restriction
                   investment restriction with respect      that does not count securities
                   to portfolio diversification             issued by a foreign government
                                                            and its agencies as one issuer
---------------------------------------------------------------------------------------------------
        (5)        The consideration of a proposal to       All Portfolios that have a
                   change the fundamental                   fundamental investment restriction
                   investment restriction with respect      with respect to interests in oil, gas
                   to interests in oil, gas or other        or other mineral exploration or
                   mineral exploration or                   development programs
                   development programs to a
                   non-fundamental investment
                   restriction
---------------------------------------------------------------------------------------------------
        (6)        The consideration of a proposal to       All Portfolios that have a
                   change the fundamental                   fundamental investment restriction
                   investment restriction with respect      with respect to investments for the
                   to investments for the purpose of        purpose of exercising control
                   exercising control to a non-
                   fundamental restriction
---------------------------------------------------------------------------------------------------
        (7)        The consideration of a proposal to       WRL VKAM Emerging Growth,
                   eliminate the fundamental                WRL Alger Aggressive Growth,
                   investment restriction with respect      and WRL Pilgrim Baxter Mid Cap
                   to industry concentration                Growth Portfolios
---------------------------------------------------------------------------------------------------
        (8)        The consideration of a proposal to       WRL Goldman Sachs Small Cap
                   adopt new fundamental                    Portfolio
                   investment restrictions
---------------------------------------------------------------------------------------------------
        (9)        The consideration of a proposal to       All diversified Portfolios with a
                   change the fundamental                   fundamental investment restriction
                   investment restriction with respect      prohibiting more than 25% of
                   to investments that would cause          portfolio assets to be
                   the value of a portfolio's assets to     concentrated in an industry or
                   exceed a stated threshold                area
---------------------------------------------------------------------------------------------------

                                 INTRODUCTION


     The Board of Directors of the Fund (the "Board") called this Special Meeting to allow Shareholders to consider and vote on (1) the adoption of a Brokerage Enhancement Plan (the "Plan"), (2) the re-election of directors of the Board of the Fund and the election of three new directors to the Board of the Fund, and (3) the approval of changes to fundamental investment restrictions of certain Portfolios of the Fund. Please be sure to read the entire proxy statement and the attached exhibits to determine how these proposals will affect the Fund and each Portfolio before casting your vote.


Proposal No. 1: Adoption of a Brokerage Enhancement Plan


     At the Special Meeting, shareholders of each Portfolio will be asked to approve the Plan with respect to each Portfolio. At a meeting of the Board of Directors on March 26, 2001, the Board of Directors, including all Directors who are not "interested persons" (the "Disinterested Directors") of the Fund, unanimously voted to approve the Plan and to recommend that the shareholders of each Portfolio also approve the Plan. A copy of the Plan is attached hereto as Exhibit B.


     Under the Plan, neither the Fund nor any Portfolio would incur any new fees or charges. Instead, the Investment Adviser would be authorized to direct the Sub-Advisers of the various Portfolios to employ as brokers certain broker-dealers. These broker-dealers have agreed to direct part of their brokerage commissions arising from Portfolio securities transactions to AFSG Securities Corporation (the "Distributor"), a broker-dealer affiliate of the Fund, for the Distributor to use to pay for distribution-related expenses. These expenses include, but are not limited to: advertising; printing of sales materials; training programs for broker-dealers and their representatives; and payments to selling broker-dealers.


Background


     The Fund is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Fund currently has 29 Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio.


     The Investment Adviser selects and contracts with sub-advisers for investment services for each of the Portfolios, and reviews the sub-advisers' activities, and performs other managerial functions for the Fund. Currently, 20 sub-advisers (each, a "Sub-Adviser," collectively, the "Sub-Advisers") perform investment advisory services for particular Portfolios of the Fund. The Investment Adviser pays each Sub-Adviser for its services a portion of the management fee the Investment Adviser receives with respect to the Portfolio.


     Each Portfolio's Sub-Adviser is primarily responsible for placement of a Portfolio's securities transactions. It is the policy of a Portfolio to obtain the most favorable net results in the placement of securities transactions orders, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in Portfolio securities.


     Decisions as to the allocation of Portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub-Adviser. The Sub-Adviser is obligated to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all Portfolio transactions. In placing Portfolio transactions, a Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the

Sub-Adviser. The Sub-Adviser may as a result pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions that another broker or dealer may charge for the same transaction, if the Sub-Adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibility with respect to the accounts over which the Sub-Adviser has investment discretion.


     In selecting brokers and in negotiating commissions, a Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to servicing the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser is obligated to allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by, and may be useful to, the Sub-Adviser in carrying out its obligations to a Portfolio.


     When a Sub-Adviser purchases or sells a security on behalf of a Portfolio in the over-the-counter ("OTC") market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.


     Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

     The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.


     The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place Portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including:
InterSecurities, Inc., Fred Alger & Company, Inc., M. J. Whitman, Inc., M. J. Whitman Senior Debt Corp., Van Kampen Funds Inc., Dreyfus Brokerage Services, Inc., Dreyfus Investment Services Corp. and AEGON USA Securities, Inc. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.


     One of the Sub-Advisers, AEGON USA Investment Management, Inc. is an affiliate of the Investment Adviser; another Sub-Adviser, Great Companies, L.L.C. may be deemed to be an affiliate of the Investment Adviser because James
H. Huguet, John R. Kenney (Chairman of the Board of the Fund), and AEGON USA are each a controlling minority shareholder of Great Companies.


The Fund's Current Distribution Plan


     Effective January 1, 1997, as amended, the Fund adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG Securities Corporation ("AFSG"), an affiliate of the Investment Adviser.


     Under the Distribution Plan and the Distribution Agreement, the Fund, on behalf of the Portfolios, may reimburse AFSG after each calendar month for certain Fund distribution expenses incurred or paid by AFSG, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio. The Fund paid no distribution fees pursuant to the Distribution Agreement for the fiscal year ended December 31, 2000, and does not intend to do so before May 1, 2002.


     Distribution expenses for which AFSG may be reimbursed include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements, sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund Shares.


The Brokerage Enhancement Plan


     The Board of Directors, including all of the Disinterested Directors, have voted unanimously to approve the Brokerage Enhancement Plan (the "Plan") and to recommend to shareholders of the Portfolios that they vote to approve the Plan. The Brokerage Enhancement Plan would supplement, but not replace, the Distribution Plan. Under the Distribution Agreement, AFSG would continue to promote sales of shares of each Portfolio. AFSG, however, would not receive any additional compensation from the Fund for performing this function. Instead, the Investment Adviser would be authorized to direct that the Sub-Adviser of each Portfolio effect brokerage transactions in Portfolio securities through certain broker-dealers, consistent with each Sub-Adviser's obligations to achieve best price and execution. These broker-dealers will agree that a percentage of the commissions will be directed to AFSG. AFSG will use a part of these directed commissions to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by AFSG will be used to finance activities principally intended to result in the sale of Shares of the Portfolios. It is anticipated that these activities will include: printing and mailing Fund prospectuses, statements of additional information, and shareholder reports for existing and prospective Contract holders; creating and mailing advertisements and sales literature; holding or participating in seminars and sales meetings designed to promote the sale of Fund shares; paying marketing fees requested by broker-dealers who sell Contracts; training sales personnel; and compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund. In addition, AFSG will be obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with becoming and acting as an introducing broker-dealer under the Plan.


Board of Director's Consideration of the Plan


     The Board of Directors has determined that there is a reasonable likelihood that the adoption of the Plan will benefit each Portfolio and its shareholders, as well as the Policyowners of the Contracts that invest in the Portfolios, at no additional cost to the Fund or the Portfolios. In making this determination, the Board considered a number of factors. The Board was informed that providing a source of funds for reimbursement of distribution-related expenses under the Plan would enable AFSG to establish and maintain an improved distribution system designed to attract new investments in the Portfolios. The Directors believe that improved promotion of the Portfolios should result in increased sale of Portfolio Shares. The resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses. In addition, higher net asset levels could improve the Investment Adviser's ability to manage the Portfolios because positive cash flows into the Portfolios would eliminate the need to sell existing investments either to take advantage of new, attractive investment opportunities or to meet redemption requests.


     In addition, the Board considered that implementation of the Plan would not result in the Fund incurring any additional expenses. The brokerage commissions that would be used to pay distribution expenses under the Plan would continue to be incurred by the Portfolios whether or not the Plan was adopted. The brokerage expenses incurred by the Portfolios currently do not directly benefit the Portfolios, except to the extent that executing brokers provide research services to a Sub-Adviser that may be used in managing a Portfolio's investments. The Board considered whether it would be possible for the Portfolios to recapture a portion of these commissions. Based on information provided by AFSG, the Board determined that direct recapture by the Fund was not possible. Most brokerage transactions for the Portfolios are executed at a cost of about 5 cents or 6 cents per share. Based on the information provided by AFSG, the Board believes that broker-dealers would not agree to charge commission rates below that level or to rebate any of their commissions to the Fund, but would be willing to "give up" part of their commissions to an introducing broker, such as the Distributor, to be used to pay Fund expenses. The Board considered whether the money should be used to defray various direct expenses of the Fund and determined that it was in the best interest of shareholders to use the money for distribution expenses.


     The Board also considered the benefits of the Plan to the Investment Adviser and the Distributor. In particular, the Board considered that an increase in the Portfolios' assets would increase the management fees paid to the Investment Adviser and Sub-Advisers, and that payment of distribution expenses out of brokerage commissions could reduce the need for the Distributor to pay such expenses out of resources otherwise available to it.


Shareholder Approval


     The Plan is governed by Rule 12b-1, which requires that (1) the Plan be approved with respect to a Portfolio by an affirmative vote of a majority of outstanding voting securities of that Portfolio entitled to vote present at the Special Meeting in person or by proxy; and (2) the Plan and the Distribution

Agreement between the Fund and the Distributor be approved by a vote of the Board, and by a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plan and the Distribution Agreement; (3) both the Plan and the Distribution Agreement must provide in substance (a) that they will be subject to annual approval by the Board and the Disinterested Directors; (b) that any person authorized to make payments under the Plan or the Distribution Agreement must provide the Board a quarterly written report of payments made and the purpose of the payments; (c) that the Plan may be terminated at any time by the vote of a majority of the Disinterested Directors; (d) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Disinterested Directors or, as to a Portfolio, by vote of a majority of the outstanding securities of a Portfolio on not more than 60 days' written notice; and (e) that the Distribution Agreement terminate if it is assigned; (4) the Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Disinterested Directors; and (5) in implementing or continuing the Plan, the Directors must conclude that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders. Shareholders of all Portfolios will vote together as a single class on the Brokerage Enhancement Plan for the Fund.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE BROKERAGE ENHANCEMENT PLAN.


Proposal No. 2: Re-Election of the Board of Directors and Election of Three New Directors


     The Fund is not required to hold annual meetings of shareholders for the election of Directors. Shareholders are asked to consider the re-election of the Fund's six directors and the election of three new directors to the Fund at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Directors at any meeting required to be held.


     At a meeting held on February 15, 2001 (the "Board Meeting"), the Disinterested Directors unanimously nominated for re-election Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., William W. Short, Jr., John R. Kenney, and Patrick S. Baird, the incumbent directors, and unanimously nominated for election to the Board Janice B. Case, Leo J. Hill and Daniel Calabria. The Directors are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each of the nominees named has agreed to serve as a Director if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Directors.

     The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

                                                                                                    Number of
                                                  Term of                                           Portfolios
                                                  Office                                           Overseen By
                                Position(s)     and Length           Principal Occupation            Director
                                    Held          of Time            or Employment in the           or Nominee
            Name                 with Fund        Served                 Past 5 Years              for Director
---------------------------------------------------------------------------------------------------------------
 Peter R. Brown                Vice            1986 -         Chairman of the Board, Peter        All
 1180 6th Street East          Chairman        present        Brown Construction Company
 Treasure Island,                                             (construction contractors and
 Florida 33708                                                engineers), Largo, Florida
 (DOB 5/10/28)                                                (1963 - 2000); Trustee of IDEX
                                                              Mutual Funds, Rear Admiral
                                                              (Ret.) U.S. Navy Reserve, Civil
                                                              Engineer Corps.
---------------------------------------------------------------------------------------------------------------
 Charles C. Harris             Director        1986 -         Trustee of IDEX Mutual Funds        All
 35 Winston Drive                              present        (March 1994 -present); former
 Clearwater, Florida 33756                                    Trustee of IDEX Fund, IDEX II
 (DOB 7/15/30)                                                Series Fund and IDEX Fund 3.
---------------------------------------------------------------------------------------------------------------
 Russell A. Kimball, Jr.       Director        1986 -         General Manager, Sheraton           All
 1160 Gulf Boulevard                           present        Sand Key Resort (resort hotel),
 Clearwater Beach, Florida                                    Clearwater, Florida (1975 -
 34630                                                        present).
 (DOB 8/17/44)
---------------------------------------------------------------------------------------------------------------
 John R. Kenney(1)             Chairman        1986 -         Chairman of the Board,              All
 P.O. Box 5068                                 present        Director and Co-CEO of Great
 Clearwater, Florida 33758                                    Companies, L.L.C.; Chairman
 (DOB 2/8/38)                                                 of the Board of Directors,
                                                              Western Reserve Life
                                                              Assurance Co. of Ohio;
                                                              Chairman of the Board of
                                                              Directors (September, 1996 -
                                                              present), President
                                                              (September, 1997 - present),
                                                              WRL Investment Management,
                                                              Inc. (investment adviser), St.
                                                              Petersburg, Florida; Chairman
                                                              of the Board of Directors
                                                              (September, 1996 - present),
                                                              WRL Investment Services, Inc.,
                                                              St. Petersburg, Florida;
                                                              Director (December, 1990 -
                                                              present); IDEX Management,
                                                              Inc., (investment adviser), St.
                                                              Petersburg, Florida; Trustee
                                                              and Chairman (September,
                                                              1996 - present) of IDEX Mutual
                                                              Funds (investment company),
                                                              St. Petersburg, Florida.
---------------------------------------------------------------------------------------------------------------
 Patrick S. Baird(1)           President,      1999 -         Executive Vice President, Chief     All
 4333 Edgewood Road NE         Director        present        Operating Officer (February,
 Cedar Rapids, Iowa 52499                                     1996 - present), AEGON USA;
 (DOB 1/19/54)                                                President and Trustee
                                                              (November, 1999 - present),
                                                              IDEX Mutual Funds.
---------------------------------------------------------------------------------------------------------------

                                                                                                    Number of
                                                  Term of                                           Portfolios
                                                  Office                                           Overseen By
                                Position(s)     and Length           Principal Occupation            Director
                                    Held          of Time            or Employment in the           or Nominee
            Name                 with Fund        Served                 Past 5 Years              for Director
---------------------------------------------------------------------------------------------------------------
 William W. Short, Jr.         Director        2000 -         Trustee of IDEX Mutual Funds;       All
 12420 73rd Court                              present        President and majority
 Largo, Florida 33773                                         shareholder of Shorts, Inc.
 (DOB 2/25/36)                                                (men's retail apparel);
                                                              Chairman of Southern Apparel
                                                              Corporation, S.A.C. Apparel
                                                              Corporation and S.A.C.
                                                              Distributors (nationwide
                                                              wholesale apparel distributors),
                                                              Largo, Florida.
---------------------------------------------------------------------------------------------------------------
 Daniel Calabria               Nominee         Current        Trustee, IDEX Mutual Funds          All
 7068 S. Shore Drive S.,                       Nominee        (1996 - present); Trustee (1993
 South Pasadena, Florida                                      - present) and President (1993
 33707                                                        - 1995) of the Florida Tax Free
 (DOB 3/05/36)                                                Funds (mutual funds);
                                                              President and Director (1995)
                                                              of Sun Chiropractic Clinics,
                                                              Inc.; Executive Vice President
                                                              (1993 - 1995) of William R.
                                                              Hough & Co. (investment
                                                              adviser, municipal bond and
                                                              underwriting firm).
---------------------------------------------------------------------------------------------------------------
 Janice B. Case                Nominee         Current        Senior Vice President (1996 -       All
 205 Palm Island NW                            Nominee        2000) Vice President (1990 -
 Clearwater, Florida 33767                                    1996), Director of Customer
 (DOB 9/27/52)                                                Service & Marketing (1987-
                                                              1990), Florida Power
                                                              Corporation, St. Petersburg,
                                                              Florida.
---------------------------------------------------------------------------------------------------------------
 Leo J. Hill                   Nominee         Current        Dealer Candidate (August 1999       All
 9254 Silverthorn Road                         Nominee        - present), University Ford,
 Largo, Florida 33777                                         Athens Georgia; Market
 (DOB 3/27/56)                                                President (1997 - 1998),
                                                              NationsBank; President & CEO
                                                              (1994 - 1997), Barnett Bank of
                                                              the Treasure Coast, Florida.
---------------------------------------------------------------------------------------------------------------

(1) Such Director is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of Western Reserve and AFSG, and did not receive compensation directly from the Fund. Such Director is also be an affiliated person of WRL Management. Such Director is also affiliated with AEGON USA Investment Management, Inc. and Great Companies, L.L.C., both Sub-Advisers.


     The Board met five times during the twelve months ended December 31, 2000 (the "Period"). The Board's Audit Committee is composed of Messrs. Brown, Kimball, Harris, and Short (elected to the Board September, 2000), and met two times in the Period. The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board of Directors.


     The Board's Nominating Committee is composed of Messrs. Brown, Kimball, Harris, and Short, and met one time during the Period. The functions performed by the Nominating Committee performs include making nominations for independent directors, and for membership on committees. The

Nominating Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Fund.


     Each Disinterested Director currently receives a total annual retainer fee of $16,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.


     During 2000, the Directors received the following compensation from the
Fund:



--------------------------------------------------------------------
                                         Compensation for Year Ended
       Name of Person, Position               December 31, 2000
--------------------------------------------------------------------
  Peter R. Brown,                       $23,500
  Vice Chairman
--------------------------------------------------------------------
  Russell A. Kimball, Jr.,              $21,000
  Director
--------------------------------------------------------------------
  Charles C. Harris,                    $22,500
  Director
--------------------------------------------------------------------
  William W. Short, Jr.,                $ 9,000
  Director
--------------------------------------------------------------------

     Disinterested Directors may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by the Fund and by certain other entities, including IDEX Mutual Funds. Compensation may be deferred on a current basis for services rendered as a director/trustee.


Shareholder Approval


     The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of all Portfolios will vote together as a single class on the election of nominees for the Fund.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELECTION OF THE FUND'S DIRECTORS.


Proposal No. 3: Change the Fundamental Investment Restriction with Respect to the Issuance of Senior Securities


     At the Special Meeting, shareholders of each Portfolio will be asked to approve a change to the fundamental investment restriction regarding the issuance of senior securities. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of each Portfolio also approve the change.


Background


     Some or all of the Portfolios may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which a particular Portfolio may engage in such practices, please read the Prospectus and Statement of Additional Information. A reverse repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand.


     Section 18(f)(1) of the Investment Company Act of 1940, as amended (the "1940 Act") generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that a Portfolio may borrow from a bank, provided that the Portfolio maintain certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by a Portfolio and, concurrently, may involve the issuance by it of an evidence of indebtedness, a Portfolio entering into a reverse repurchase agreement could be deemed to be involved in the issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security," a Portfolio engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).


     The Sub-Advisers of the respective Portfolios have recommended that each Portfolio's fundamental investment restriction regarding the issuance of senior securities be changed to reflect that a Portfolio engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.


     The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements, nor does it represent the creation, expansion or contraction of any existing authority on the part of a Portfolio or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that a Portfolio engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements.


     In connection with the change regarding the fundamental investment restriction with respect to the issuance of senior securities, the Portfolios would adopt a new fundamental investment restriction as follows:


   Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."


Shareholder Approval


     The change to the fundamental investment restriction regarding the issuance of senior securities requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of each Portfolio will vote as separate classes on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES.


Proposal No. 4: Change the Description of the Fundamental Investment
                Restriction with Respect to Diversification


     At the Special Meeting, shareholders of the following Portfolios will be asked to approve a change to the description of the fundamental investment restriction regarding diversification requirements:


     WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL Janus Global, WRL Great Companies -- Global(2), WRL Gabelli Global Growth, WRL Janus Growth, WRL LKCM Capital Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL Dreyfus Mid Cap, WRL NWQ

Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond, and WRL J.P. Morgan Money Market Portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.


Background


     The Portfolios that are "diversified" observe a fundamental investment restriction that generally prohibits the investment of Portfolio assets with respect to any one issuer if as a result of such investment the Portfolio's holdings in such issuer exceed certain specified thresholds. More specifically, these Portfolios are prohibited, with respect to 75% of a Portfolio's total assets, from purchasing the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.


     Some or all of the Portfolios may from time to time purchase securities issued by a foreign government and/or agencies of such foreign government. For information regarding the circumstances under which a particular Portfolio may engage in such practices, please read the Fund's Prospectus and Statement of Additional Information. To the extent that under the foregoing restriction a foreign government issuing securities is treated as an issuer separate from such a governmental agency that issues securities, a Portfolio purchasing securities issued by a foreign government and one of its agencies could be deemed to have exceeded the 5%/10% thresholds set out by the restriction.


     The Sub-Advisers of the respective Portfolios have recommended that each Portfolio's fundamental investment restriction regarding diversification be revised to reflect that to the extent that a Portfolio invests in securities issued by a foreign government and its agencies, the foreign government and its agency will be treated as a single issuer for purposes of the restriction.


     The revision to the fundamental investment restriction regarding portfolio diversification does not represent a change in any fundamental investment restriction regarding investments in securities in foreign governments and/or their agencies, nor does it represent the creation, expansion or contraction of any existing authority on the part of a Portfolio or its investment adviser to engage in such investments. The change merely represents a revision to clarify that securities of a foreign government and its agencies will be treated as single issuer for purposes of the restriction.


     In connection with the change to the fundamental investment restriction regarding portfolio diversification, the WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL Great Companies -- Global(2), WRL Gabelli Global Growth, WRL Janus Growth, WRL LKCM Capital Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond, and WRL J.P. Morgan Money Market Portfolios would adopt a new fundamental investment restriction as follows:


   With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of any one issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

     The Janus Global Portfolio would adopt a new and revised fundamental investment restriction as follows:


   With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


Shareholder Approval


     The change to the fundamental investment restriction regarding diversification requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING TREATMENT OF SECURITIES ISSUED BY A FOREIGN GOVERNMENT AND ITS AGENCIES.


Proposal No. 5: Change the Fundamental Investment Restriction Prohibiting
                Investment in Interests in Oil, Gas, or Other Mineral Exploration or Development Programs to a Non-Fundamental Restriction


     At the Special Meeting, shareholders of the following Portfolios will be asked to approve the change of the fundamental investment restriction regarding investments in interests in oil, gas, or other mineral exploration or development programs to a non-fundamental investment restriction: the WRL J.P. Morgan Money Market, WRL Third Avenue Value, WRL Great Companies -- America(SM), and WRL Great Companies -- Technology(SM) Portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.


Background


     The current fundamental investment restriction for the foregoing
Portfolios prohibits investment in interests in oil, gas or other mineral exploration or development programs. It is the opinion of the Sub-Advisers that the general restriction on investments in interests in oil, gas or other mineral exploration or development programs has served the shareholders of WRL J.P. Morgan Money Market, WRL Third Avenue Value, WRL Great Companies -- America(SM), and WRL Great Companies -- Technology(SM) Portfolios well since the inception of the Portfolios on 2/24/89, 1/2/98, 5/1/2000, and 5/1/2000,
respectively. However, as energy prices have risen in recent months and are anticipated to continue rising, the Sub-Advisers believe that opportunities for investment in exploration and/or developmental programs may ripen.


     Making non-fundamental the investment restriction regarding the investments in oil, gas or other mineral exploration or development programs to a non-fundamental investment restriction represents a change to the foregoing Portfolios in that the Sub-Advisers will be permitted to invest in such areas with Board, but without shareholder, approval. The portfolio managers of the Portfolios will continue to manage the assets of the respective Portfolios with the shareholders' best interests in mind. The Sub-Advisers merely seek greater flexibility to exploit what they believe may be investment opportunities in the foregoing areas.

     In connection with the change of the fundamental investment restriction on investments in interests in oil, gas or other mineral exploration or development programs, the Portfolios would be subject to a new non-fundamental restriction as follows:


   The Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.



Shareholder Approval


     The change of the fundamental investment restriction with respect to investments in interests in oil, gas or other mineral exploration or development programs to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN OIL, GAS, OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS TO A NON-FUNDAMENTAL RESTRICTION.


Proposal No. 6: Change the Fundamental Investment Restriction with Respect to
                Investments for the Purpose of Exercising Control to a Non-Fundamental Restriction


     At the Special Meeting, shareholders of the WRL Gabelli Global Growth Portfolio will be asked to approve the change of the fundamental investment restriction prohibiting investments for the purposes of exercising control to a non-fundamental investment restriction. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolio also approve the change.


Background


     The current fundamental investment restriction of the WRL Gabelli Global Growth Portfolio prohibits investment of Portfolio assets for the purpose of exercising control. It is the opinion of the Sub-Adviser that the restriction on investments for purposes of exercising control has served the shareholders of WRL Gabelli Global Growth Portfolio well since inception of the Portfolio on 9/1/2000. However, as certain markets and/or sectors suffer declining valuations as a result of rotation and/or reduced near-term prospects, the foregoing fundamental restriction could serve as a barrier to the Sub-Adviser's ability to invest in securities that the Sub-Adviser believes may represent value opportunities for the Portfolio.


     Making non-fundamental the investment restriction regarding the investments for purposes of exercising control to a non-fundamental investment restriction represents a change to the Portfolio in that the Sub-Adviser will be permitted to invest for such purposes with Board, but without shareholder, approval. The Portfolio managers of the Portfolio will continue to manage the Portfolio's assets with the shareholders' best interests in mind. The Sub-Adviser merely seeks greater flexibility to exploit what it believes may be investment opportunities in certain markets, sectors or securities.


     In connection with the change the fundamental investment restriction on investments for purposes of exercising control to a non-fundamental restriction, the WRL Gabelli Global Growth Portfolio would be subject to a new non-fundamental restriction as follows:


     The Portfolio may not invest for purposes of exercising control.

Shareholder Approval


     The change of the fundamental investment restriction with respect to investments for the purpose of exercising control to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the Portfolio will vote as a single class on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL TO A NON-FUNDAMENTAL RESTRICTION.


Proposal No. 7: Elimination of the Fundamental Investment Restriction
                Prohibiting Investments in Securities that Would Cause Industry Concentration


     At the Special Meeting, shareholders of the WRL VKAM Emerging Growth, WRL Alger Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth portfolios will be asked to approve the elimination of the fundamental investment restriction that prohibits investment of Portfolio assets in securities that cause more than 25% of a Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.


Background


     It is the opinion of the Sub-Advisers that the current fundamental investment restriction of the WRL VKAM Emerging Growth, WRL Alger Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth Portfolios has served shareholders well since inception of the Portfolios on 3/1/93, 3/1/94, and 5/3/99, respectively. However, as the U.S. economy undergoes a period in which expectations for growth have diminished, the Sub-Advisers believe that the foregoing restriction on industry concentration may present a barrier to investment in sectors and/or industries that, relative to other sectors and/or industries, perform better in a slower-growth economy.


     The portfolio managers of the respective Portfolios will continue to manage the Portfolios' assets with the shareholders' best interests in mind. The Sub-Advisers merely seek having the flexibility to exploit what they believe may be investment opportunities in certain markets, sectors or securities, by concentrating investments in industries.


Shareholder Approval


     The elimination of the fundamental investment restriction that prohibits investment in securities that would cause a Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the WRL VKAM Emerging Growth, WRL Alger Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth Portfolios will vote as separate classes on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTMENTS IN SECURITIES THAT WOULD CAUSE A PORTFOLIO'S TOTAL ASSETS TO BE CONCENTRATED IN ISSUERS IN THE SAME INDUSTRY.


Proposal No. 8: Adoption of New Fundamental Investment Restrictions


     At the Special Meeting, shareholders of the WRL Goldman Sachs Small Cap Portfolio will be asked to approve the adoption of new fundamental investment restrictions for the WRL Goldman

Sachs Small Cap Portfolio. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the adoption of the new fundamental investment restrictions and to recommend that the shareholders of the foregoing Portfolio also approve the adoption.


Background


     The current fundamental investment restrictions of the WRL Goldman Sachs Small Cap Portfolio has in the opinion of the Investment Adviser served shareholders well since inception of the Portfolio on 5/3/99. However, with the resignation of the Portfolio's Sub-Adviser, Goldman Sachs Asset Management ("GSAM"), and the appointment of a new Sub-Adviser, Munder Capital Management ("Munder") to manage the Portfolio (see below), the Investment Adviser believes that adherence to the fundamental investment restrictions currently in place will be inconsistent with the Portfolio's new management. For more information, please read the Information Statement below.


     Unlike the existing portfolio strategy of the Portfolio -- which focuses on the market capitalization of a particular security -- Munder plans to follow an investment strategy in which Munder will seek out investment opportunities in technology-related businesses both in the United States and abroad -- regardless of the market capitalization of the company or its operating history. Munder believes that this strategy will allow it to exploit opportunities in nascent markets while also allowing it to target sectors where a few larger-cap companies have begun to dominate a sector. Pursuant to the foregoing, the fundamental investment restrictions being proposed eliminate the current fundamental investment restriction prohibiting investments that cause the Portfolio's assets to be invested in the securities of issuers primarily engaged in the same industry.


     The Investment Adviser and Munder believe that the adoption of, and adherence to, the proposed fundamental investment restrictions will permit the Portfolio to exploit attractive value and growth opportunities that might not otherwise be exploitable under the existing fundamental investment restrictions.


     In connection with the adoption of new fundamental investment restrictions, the WRL Goldman Sachs Small Cap Portfolio would be subject to new fundamental restrictions as follows:


     The Portfolio may not, as a matter of fundamental policy:


     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


     2. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).


     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).


     4. Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its Portfolio securities.


     6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the Portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis,
        (ii) making any permitted loans of its Portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."


Shareholder Approval


     The adoption of the new fundamental investment restrictions requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the WRL Goldman Sachs Small Cap Portfolio will vote as a single class on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ADOPTION OF THE NEW FUNDAMENTAL INVESTMENT RESTRICTIONS.


Proposal No. 9: Change the Fundamental Investment Restriction Prohibiting
                Investments that would Cause the Value of a Portfolio's Assets to Exceed a Stated Threshold.


     At the Special Meeting, shareholders of the following Portfolios will be asked to approve the change of the fundamental investment restriction regarding investments that would cause the value of a Portfolio's assets to exceed a stated threshold: WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Goldman Sachs Growth, WRL Value Line Aggressive Growth, WRL GE International Equity, WRL Janus Global, WRL Janus Growth, WRL C.A.S.E. Growth, WRL AEGON Bond, WRL GE U.S. Equity, WRL Salomon All Cap, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, and WRL J.P. Morgan Money Market Portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.


Background


     The current fundamental investment restriction for the foregoing Portfolios generally prohibits investments of more than 25% of the value of a Portfolio's assets in the securities of issuers deemed to be in the same or similar industries or lines of business. The sub-advisers believe that the existing fundamental restriction could be interpreted to suggest that the foregoing Portfolios may "concentrate" Portfolio assets in the securities of issuers in particular industries or lines of business. The SEC Staff has also suggested that this change be made to enhance the consistency of the Fund's investment restrictions.

     The sub-advisers believe that changing the fundamental investment restriction to reflect that a Portfolio may not investment 25% or more of its assets in the securities of issuers in the same or similar industries or lines of business will address these concerns and help to add more certainty to the portfolio management process.


     In connection with the change of the fundamental investment restriction on investments that would cause the value of a Portfolio's assets to exceed a stated threshold, the WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Goldman Sachs Growth, WRL Value Line Aggressive Growth, WRL Janus Global, WRL Salomon All Cap, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, and WRL AEGON Balanced Portfolios would have a new fundamental investment restriction as follows:


   Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.


     The WRL GE International Equity Portfolio would have a new fundamental investment restriction as follows:


   Invest 25% or more of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.


     The WRL GE U.S. Equity Portfolio would have a new fundamental investment restriction as follows:


   Purchase any securities that would cause 25% or more of the value of the Portfolio's assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.


     The WRL Janus Growth, WRL C.A.S.E. Growth and WRL AEGON Bond Portfolios would have a new fundamental investment restriction as follows:


   Invest 25% or more (15% for WRL C.A.S.E. Growth Portfolio) of the value of the Portfolio's assets in any particular industry (other than Government securities).


     The WRL Dreyfus Mid Cap Portfolio would have a new fundamental investment restriction as follows:


   Purchase any securities which would cause 25% or more of the value of the Portfolio's assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     The WRL J.P. Morgan Money Market Portfolio would have a new fundamental investment restriction as follows:


     Invest 25% or more of the value of the Portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).


Shareholder Approval


     The change of the fundamental investment restriction with respect to investments that would cause the value of the Portfolio's assets to exceed a stated threshold requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS THAT WOULD CAUSE THE VALUE OF A PORTFOLIO'S ASSETS TO EXCEED A STATED THRESHOLD.


Other Business


     Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of each Portfolio.


                                          By Order of the Board of Directors,



                                          John K. Carter, Esq.
                                          Secretary
                                          WRL Series Fund, Inc.
                                          St. Petersburg, Florida

                                    Exhibit A
                             WRL Series Fund, Inc.
                              As of March 26, 2001

-------------------------------------------------------------------------------------------
                                             Outstanding Shares        Aggregate Votes
                                                Owned by the        Based on Cash Value or
                Portfolio                         Accounts              Contract Value
-------------------------------------------------------------------------------------------
 WRL J.P. Morgan Money Market                   470,218,732.120     4,702,187.32
-------------------------------------------------------------------------------------------
 WRL AEGON Bond                                  15,202,530.495     1,750,779.85
-------------------------------------------------------------------------------------------
 WRL Janus Growth                                59,725,513.934    22,279,125.14
-------------------------------------------------------------------------------------------
 WRL Janus Global                                67,043,651.338    13,469,279.87
-------------------------------------------------------------------------------------------
 WRL LKCM Strategic Total Return                 35,565,389.598     4,940,669.59
-------------------------------------------------------------------------------------------
 WRL VKAM Emerging Growth                        58,471,286.754    13,373,564.39
-------------------------------------------------------------------------------------------
 WRL Alger Aggressive Growth                     44,367,900.481     7,022,595.75
-------------------------------------------------------------------------------------------
 WRL AEGON Balanced                               8,444,606.105     1,034,634.01
-------------------------------------------------------------------------------------------
 WRL Federated Growth & Income                   11,645,753.900     1,603,931.85
-------------------------------------------------------------------------------------------
 WRL Dean Asset Allocation                       17,921,467.163     2,351,283.96
-------------------------------------------------------------------------------------------
 WRL C.A.S.E. Growth                              7,249,658.255       726,416.44
-------------------------------------------------------------------------------------------
 WRL NWQ Value Equity                            10,677,760.185     1,493,187.94
-------------------------------------------------------------------------------------------
 WRL GE International Equity                      3,456,094.792       315,903.39
-------------------------------------------------------------------------------------------
 WRL GE U.S. Equity                              13,063,394.069     1,776,331.95
-------------------------------------------------------------------------------------------
 WRL Third Avenue Value                           8,629,549.834     1,171,441.33
-------------------------------------------------------------------------------------------
 WRL J.P. Morgan Real Estate Securities           2,068,005.276       210,966.28
-------------------------------------------------------------------------------------------
 WRL Goldman Sachs Growth                         2,252,523.296       208,033.44
-------------------------------------------------------------------------------------------
 WRL Goldman Sachs Small Cap                      1,242,763.854       124,946.50
-------------------------------------------------------------------------------------------
 WRL T.Rowe Price Dividend Growth                 2,438,431.956       225,120.27
-------------------------------------------------------------------------------------------
 WRL T. Rowe Price Small Cap                      2,562,446.163       253,469.61
-------------------------------------------------------------------------------------------
 WRL Salomon All Cap                             12,269,669.487     1,574,138.73
-------------------------------------------------------------------------------------------
 WRL Pilgrim Baxter Mid Cap Growth               13,699,018.702     1,364,198.91
-------------------------------------------------------------------------------------------
 WRL Dreyfus Mid Cap                              1,504,774.264       157,446.46
-------------------------------------------------------------------------------------------
 WRL Value Line Aggressive Growth                   586,807.418        45,658.77
-------------------------------------------------------------------------------------------
 WRL Great Companies -- America(SM)              10,160,979.103       956,486.01
-------------------------------------------------------------------------------------------
 WRL Great Companies -- Technology(SM)            4,657,545.463       236,958.18
-------------------------------------------------------------------------------------------
 WRL Great Companies -- Global(2)                   824,945.634        58,952.95
-------------------------------------------------------------------------------------------
WRL Gabelli Global Growth                         3,187,957.396       276,990.40
-------------------------------------------------------------------------------------------
WRL LKCM Capital Growth                             151,680.816        13,290.06
-------------------------------------------------------------------------------------------
 TOTAL:                                         889,290,837.851    83,717,989.35
-------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                    FORM OF
                          BROKERAGE ENHANCEMENT PLAN
                                      OF
                             WRL SERIES FUND, INC.


Section 1.


     WRL Series Fund, Inc. (the "Fund") is an open-ended management investment company (otherwise known as a mutual fund) incorporated under the laws of the state of Maryland. The Fund offers separate series or investment portfolios ("Portfolios"), and shares of the Portfolios are currently sold to Diversified Investment Advisors, Inc. and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, AUSA Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (each a "Company", collectively the "Companies") to fund the benefits under certain individual flexible premium variable life insurance policies, individual and group variable annuity contracts, and qualified plans (collectively "Contracts").


Section 2.


     The Fund currently offers the Portfolios listed on Schedule A attached hereto.


Section 3.


     In order to provide for the implementation of the payments provided for pursuant to this Brokerage Enhancement Plan (the "Plan"), the Fund may amend its Distribution Agreement (the "Agreement") with AFSG Securities Corporation ("AFSG") pursuant to which AFSG will engage in promotional and marketing of the Portfolios, and pursuant to which each Portfolio participating in this Plan will authorize payments to AFSG, as provided in Section 4 hereof, for various costs incurred or paid by AFSG in connection with the distribution of shares of that Portfolio. Such Agreement, or any modification thereof, shall become effective with respect to the shares of any Portfolio in compliance with
Section 12(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 12b-1 thereunder as the same may be amended from time to time.


Section 4.


     The Fund may expend amounts consisting solely of that portion of brokerage commissions paid by the Portfolios in connection with their portfolio transactions and made available to AFSG or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Portfolios to finance activities principally intended to result in the sale of shares of the Portfolios. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:


     A. printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners;

     B. development, preparation, printing and mailing of Fund advertisements, sale literature and other promotional materials describing and/or relating to the Portfolios and including materials intended for use within the Companies, or for broker-dealer only use or retail use;

     C. holding or participating in seminars and sales meetings designed to promote the distribution of the Portfolios;

     D. marketing fees requested by broker-dealers who sell Contracts;

     E. obtaining information and providing explanations to owners of Contracts regarding portfolio investment objectives and policies and other information about the Fund and the Portfolios, including the performance of the Portfolios;

     F. training sales personnel regarding sales of Contracts and the underlying Portfolios of the Fund;


     G. compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund;


     H. personal service and/or maintenance of Contracts with respect to allocations in the Portfolios; and


     I. financing any other activity that the Fund's Board of Directors determines is primarily intended to result in the sale of shares of the Portfolios.


Section 5.


     The Plan shall not take effect with respect to any existing Portfolio until it has been approved by votes of a majority of (a) the outstanding shares of such Portfolio, (b) the Directors of the Fund, and (c) those Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Fund related hereto or any other person related to this Plan ("Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan. As additional portfolios of the Fund are established, this Plan shall become effective with respect to each Portfolio upon the initial public offering of such new Portfolio shares, provided that this Plan with respect to such Portfolio has been approved by votes of a majority of both (a) the Directors of the Fund and (b) the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and by the initial shareholder of the Portfolio so long as such initial shareholder's approval is required under the 1940 Act and the rules thereunder. In addition, any agreement related to this Plan and entered into by any Portfolio in connection therewith shall not take effect until it has been approved by the votes of a majority of (a) the Board of Directors of the Fund, and (b) the Disinterested Directors of the Fund.


Section 6.


     Unless sooner terminated pursuant to Section 8, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved annually by votes of a majority of both (a) the Board of Directors of the Fund and (b) the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on this Plan.


Section 7.


     Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Fund's Board of Directors and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.


Section 8.


     This Plan may be terminated at any time with respect to any Portfolio by vote of a majority of the Disinterested Directors, or by vote of a majority of the shares of the Portfolio.


Section 9.


     Any agreement of the Fund, with respect to any Portfolio, related to this Plan shall be in writing and shall provide:


     A. that such agreement may be terminated with respect to a Portfolio at any time without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority of the outstanding shares of such Portfolio on not more than sixty days' written notice to any other party to the agreement; and

     B. that such agreement shall terminate automatically in the event of its assignment.


Section 10.


     This Plan may not be amended in any material respect, including, but not limited to, changing the sources of monies from which distribution expenses are paid provided for in Section 3 with respect to a Portfolio unless such amendment is approved by a vote of at least a majority (as defined in the 1940
Act) of the outstanding shares of such Portfolio, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board of Directors of the Fund, and (b) the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.


Section 11.


     While this Plan is in effect with respect to any Portfolio, the selection and nomination of the Disinterested Directors of the Fund shall be committed to the discretion of the existing Disinterested Directors of the Fund.


     IN WITNESS WHEREOF, the Fund has executed this Plan on the day and year set forth below in Saint Petersburg, Florida.


Dated as of________, 2001.


ATTEST:                         WRL SERIES FUND, INC.:


___________________________     _________________________________________
John K. Carter, Esq.            Kim D. Day
Vice President, Secretary &     Vice President, Fund Operations &
Counsel                         Principal Accounting Officer

                                  SCHEDULE A



                           BROKERAGE ENHANCEMENT PLAN
                             WRL SERIES FUND, INC.


        Portfolios currently offered under the Plan as of May 1, 2001:

                                 Janus Growth
                                  AEGON Bond
                                 Janus Global
                           J. P. Morgan Money Market
                                AEGON Balanced
                             VKAM Emerging Growth
                          LKCM Strategic Total Return
                      J.P. Morgan Real Estate Securities
                            Alger Aggressive Growth
                           Federated Growth & Income
                         Value Line Aggressive Growth
                         Great Companies -- America(SM)
                        Great Companies -- Technology(SM)
                             Dean Asset Allocation
                                C.A.S.E. Growth
                               NWQ Value Equity
                            GE International Equity
                                GE U.S. Equity
                              Third Avenue Value
                            T. Rowe Price Small Cap
                         T. Rowe Price Dividend Growth
                             Goldman Sachs Growth
                                Salomon All Cap
                                Dreyfus Mid Cap
                         Pilgrim Baxter Mid Cap Growth
                             Gabelli Global Growth
                          Great Companies -- Global(2)
                              LKCM Capital Growth
                        American Century International
                       American Century Income & Growth
                                  Munder Net50

                             INFORMATION STATEMENT
                             WRL SERIES FUND, INC.
                          WRL Goldman Sachs Small Cap
            (to be renamed the Munder Net50, effective May 1, 2001)


                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll Free) 1-800-851-9777


     This is an information statement for the WRL Goldman Sachs Small Cap portfolio (the "Portfolio") of WRL Series Fund, Inc., (the "Fund") a series mutual fund consisting of several separate investment funds. This information statement is being furnished in connection with the Order received by the Fund from the Securities and Exchange Commission ("SEC") on August 5, 1998 granting an Exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act").


     The primary purpose of this information statement is to notify shareholders of the Portfolio of a new Sub-Advisory Agreement between WRL Investment Management, Inc. (the "Adviser"), and Munder Capital Management ("Munder") with respect to the Portfolio (the "New Sub-Advisory Agreement"), which is scheduled to take effect on May 1, 2001.


Introduction


     Currently, the Adviser acts as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser is responsible for providing investment management and supervision services to the Portfolio. With respect to the Portfolio, the Adviser entered into a Sub-Advisory Agreement with Goldman Sachs Asset Management ("GSAM") dated May 1, 1999 (the "Original Sub-Advisory Agreement").


     GSAM notified the Fund that it was terminating its sub-advisory services to the Portfolio effective May 1, 2001. This will result in termination of the Original Sub-Advisory Agreement effective May 1, 2001. Effective that date, GSAM will cease providing investment management services to the Portfolio and cease earning any compensation from the Portfolio. Consequently, beginning May 1, 2001, Munder has agreed to serve as sub-adviser for the Portfolio, with no change in the Portfolio's overall investment management fee schedule. The Adviser will continue to serve as investment adviser to the Portfolio under the Advisory Agreement.


     Section 15(a) of the 1940 Act generally provides that no person may serve as an investment adviser to a registered investment company, such as the Portfolio, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.


     The termination of the Original Sub-Advisory Agreement requires a New Sub-Advisory Agreement under the 1940 Act. As a result, the New Sub-Advisory Agreement is deemed to be a new advisory agreement under the 1940 Act.


     On August 5, 1998, an Exemptive Order (Release IC-23379) was granted by the SEC to the WRL Series Fund, Inc., which allows the Fund to change a non-affiliated sub-adviser without the solicitation of shareholders of the applicable portfolio provided that such shareholders are provided with an Information Statement detailing the change within 90 days of such change.


     This Information Statement is being provided to you by the Fund on behalf of the Portfolio.

--------------------------------------------------------------------------------
The Advisory Agreement
--------------------------------------------------------------------------------
     The Fund, on behalf of the Portfolio, entered into the Advisory Agreement with the Adviser. Pursuant to the Advisory Agreement, the Adviser serves as the investment adviser to the Portfolio. Pursuant to the terms of the Advisory Agreement, the Adviser entered into the Original Sub-Advisory Agreement with GSAM to provide day-to-day investment management services with regard to certain assets of the Portfolio.


     GSAM has advised the Adviser that it would terminate its sub-advisory services to the Portfolio effective May 1, 2001. As a result, GSAM notified the Fund and the Adviser that it would terminate the Original Sub-Advisory Agreement effective May 1, 2001. Under the New Sub-Advisory Agreement, Munder will become the sole investment sub-adviser with respect to all of the assets of the Portfolio.


     The change of sub-advisers for the Portfolio will not cause the Advisory Agreement to change.


WRL Investment Management, Inc.


     The Adviser, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly owned direct subsidiary of WRL, which is wholly owned by First AUSA Life Insurance Company ("FIRST AUSA"), a stock life insurance company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.


     The Adviser does not currently act as an investment adviser with respect to any registered investment company other than the Fund. The investment advisory fee for the Portfolio is 1.00% per annum of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Adviser received advisory fees in the amount of $45,000 for services rendered to the portfolio.


     The Adviser's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
Name and Position with The Adviser     Principal Occupation
--------------------------------------------------------------------------------
 John R. Kenney                        Director, Chairman and Co-CEO of Great
 Director, Chairman and President      Companies, L.L.C.; Director and
                                       Chairman of IDEX Mutual Funds;
                                       Chairman of the Board of WRL Series
                                       Fund, Inc.; Chairman and Executive
                                       Officer of Western Reserve Life
                                       Assurance Co. of Ohio; Senior Vice
                                       President of AEGON USA, Inc.
--------------------------------------------------------------------------------
 Jerome C. Vahl                        Director and President, Western Reserve
 Director                              Life Assurance Co. of Ohio; Director of
                                       Idex Investor Services, Inc., WRL
                                       Investment Management, Inc., Great
                                       Companies, L.L.C. and WRL Investment
                                       Services, Inc.; Vice President, AEGON
                                       USA, Cedar Rapids, Iowa.
--------------------------------------------------------------------------------
 Alan M. Yaeger                        Executive Vice President, WRL Series
 Director                              Fund, Inc.; Chief Financial Officer and
                                       Actuary, WRL Life Assurance Co. of
                                       Ohio.
--------------------------------------------------------------------------------
 Kim D. Day                            Vice President, Fund Operations and
 Vice President and Treasurer          Principal Accounting Officer, WRL Series
                                       Fund, Inc.; Vice President and Treasurer,
                                       WRL Investment Services, Inc.
--------------------------------------------------------------------------------
 Allan J. Hamilton                     Treasurer, Controller and Principal
 Vice President and Controller         Financial Officer, WRL Series Fund, Inc.
--------------------------------------------------------------------------------
 John K. Carter, Esq.                  Vice President, Secretary and Counsel
 Vice President, Counsel,              of IDEX Mutual Funds and WRL Series
 Compliance Officer and                Fund, Inc.; Vice President, Assistant
 Assistant Secretary                   Secretary and Counsel of Idex Investor
                                       Services, Inc. and WRL Investment
                                       Services, Inc.; Vice President, Counsel,
                                       Compliance Officer and Assistant
                                       Secretary of Idex Management, Inc.;
                                       Vice President, AFSG Securities
                                       Corporation.
--------------------------------------------------------------------------------
 Bill Geiger, Esq.                     Compliance and Corporate Counsel,
 Secretary                             AEGON USA, Cedar Rapids, Iowa;
                                       Secretary of WRL Investment Services,
                                       Inc., Idex Investor Services, Inc., and
                                       Idex Management, Inc.
--------------------------------------------------------------------------------

     All officers as set forth above serve as an officer or trustee of the Fund. No officer or trustee of the Fund (who is not a director of WRL Investment Management) owns securities or has any other material direct or indirect interest in the Adviser or is a person controlling, controlled by or under common control with the Adviser.

--------------------------------------------------------------------------------
The New Sub-Advisory Agreement Between
WRL Investment Management and Munder
--------------------------------------------------------------------------------
     The Adviser, on behalf of the Portfolio, entered into the Original Sub-Advisory Agreement with GSAM pursuant to which GSAM provided investment management services with respect to the Portfolio. The New Sub-Advisory Agreement between the Adviser and Munder with respect to the Portfolio will take effect on May 1, 2001. Under the New Sub-Advisory Agreement, Munder will become the investment sub-adviser with respect to 100% of the assets of the Portfolio. The terms and conditions of the New Sub-Advisory Agreement are substantially identical to the terms and conditions of the Original
Sub-Advisory Agreement. The New Sub-Advisory Agreement appears as Exhibit 1 to this Information Statement.


Munder Capital Management


     Munder, located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, will serve as sub-adviser of the Portfolio. As of December 31, 2000, Munder and its affiliates had approximately $47.8 billion in assets under management, of which $27.2 billion were invested in equity securities, $6.5 billion were invested in money market or other short-term instruments, $5.4 billion were invested in other fixed income securities, $1.9 billion were invested in balanced investments and $6.8 billion were invested in non-discretionary assets.


     Munder's investment advisers provide investment management and related services to other mutual funds. For each registered investment company portfolio advised or sub-advised by Munder with an investment objective similar to that of the Portfolio, the following table identifies and sets forth the size of each such portfolio as of December 31, 2000, along with the management fee expressed as a percentage of average net assets for that portfolio. Munder receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.


--------------------------------------------------------------------------------
 Name of Its Portfolio/Fund with      Net Assets as of      Annual Management
   Similar Investment Objective      December 31, 2000*         Fee Rate
--------------------------------------------------------------------------------
 IDEX Munder Net50                  $1,452,336             1.00%
--------------------------------------------------------------------------------

* Fund commenced operations on December 1, 2000.


     Directors and Officers of Munder. The following table sets forth certain information concerning the principal executive officers and directors of Munder. The address of each of the following persons is 480 Pierce Street, Suite 300, Birmingham, Michigan 48009.


--------------------------------------------------------------------------------
Name                      Principal Occupation/Position with Munder
--------------------------------------------------------------------------------
 James C. Robinson      Chief Executive Officer
--------------------------------------------------------------------------------
 Michael T. Monahan     Chairman and President
--------------------------------------------------------------------------------
 Terry H. Gardner       Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
 Peter G. Root          Vice President and Chief Investment Officer
--------------------------------------------------------------------------------
 Geoffrey A. Wilson     Treasurer
--------------------------------------------------------------------------------

     No officer or director of the Fund is an officer, employee, director or shareholder of Munder. No officer or director of the Fund owns securities or has any other material direct or indirect interest in Munder or is a person controlling, controlled by or under common control with Munder.

Original Sub-Advisory Agreement


     GSAM has served as sub-adviser of the Portfolio from May 1, 1999 and will continue to do so until April 30, 2001. Pursuant to the Original Sub-Advisory Agreement, the Adviser contracts with GSAM for investment sub-advisory services for the Portfolio.


     Under the terms of the Original Sub-Advisory Agreement, GSAM provides investment advisory assistance and portfolio management advice to the Adviser. Subject to the review and supervision of the Adviser and the Board, GSAM is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and GSAM places orders to buy or sell securities on behalf of the Portfolio. GSAM bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.


     The Original Sub-Advisory Agreement also stipulates that the sub-adviser may place orders with broker-dealers for the purchase or sale of the portfolio securities and it has to attempt to obtain quality execution at favorable security prices, but it can, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the sub-adviser determined in good faith that such commission is reasonable in relation to the brokerage or research services provided.


     For its services, GSAM receives monthly compensation from the Adviser in the amount of 0.50% per annum of the Portfolio's average daily net assets. The minimum fee payable to GSAM for each 12 month period from May 1st each year (beginning May 1, 2000) will be $150,000.


     During the period ended December 31, 2000, GSAM received $24,708 in advisory fees for its services under the Original Sub-Advisory Agreement.


     The Original Sub-Advisory Agreement for the Portfolio was last approved by the Board on March 29, 1999, and was most recently submitted to shareholders for approval on May 1, 1999, the date of its initial approval. Under the terms of the Original Sub-Advisory Agreement, it continues in effect from year to year so long as such continuance is specifically approved annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). The Original Sub-Advisory Agreement can be terminated with respect to the Portfolio at any time, without penalty, by GSAM, the Board or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to the sub-adviser or by the sub-adviser on 60 days' written notice to the Adviser and the Fund. In addition, the Original Sub-Advisory Agreement terminates automatically upon its assignment. Prior to an Order received by the Fund from the Securities and Exchange Commission, the Original Sub-Advisory Agreement could be only amended with respect to the Portfolio with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Per the relief granted by the Securities and Exchange Commission to the Fund in the Order issued on August 5, 1998, the Fund, on behalf of a portfolio, may change a non-affiliated sub-adviser without the solicitation of shareholders of the applicable portfolio provided that such shareholders are provided with an Information Statement. On March 1, 2001, GSAM notified the Chairman of the Fund that it was terminating the sub-advisory relationship effective May 1, 2001.

GSAM Investment Strategy


     When GSAM served as sub-adviser of the Portfolio, GSAM invested primarily in equity securities of companies in developed or developing countries other than the United States. GSAM focused on companies that it expected would grow faster than relevant markets and whose security price did not fully reflect their potential growth.


Munder Investment Strategy


     The name of WRL Goldman Sachs Small Cap will be changed to Munder Net50, effective May 1, 2001. Munder will manage the Portfolio in accordance with the Portfolio's existing investment objective, policies, and strategies beginning that date.


     Subject to approval of the WRL Goldman Sachs Small Cap's shareholders at a meeting on May 29, 2001 of the changes in the fund's investment restrictions as described in the accompanying proxy statement, the investment objective of the Portfolio will be revised to "seeks to provide long-term capital appreciation."



     The following describes Munder's investment strategies if shareholders approve the changes in investment restrictions as described in the accompanying proxy statement:


     Munder seeks to achieve the Portfolio's objective by investing principally in stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The Portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic, while 10-30% are expected to be foreign.


     There is no limit on the market capitalization of the companies in which the Portfolio may invest, or in the length of operating history for the companies. The Portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The Portfolio may also invest without limitation in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Portfolio, or what impact, if any, they will have on the Portfolio's performance.


     Munder may also invest in debt securities and other securities and investment strategies in pursuit of the Portfolio's investment objective.


New Sub-Advisory Agreement and Approval of the Board of Directors


     The following description of the New Sub-Advisory Agreement is qualified by reference to Exhibit 1, which consists of the New Sub-Advisory Agreement.


     The New Sub-Advisory agreement is substantially identical to the Original Sub-Advisory Agreement except that: (i) the effective date is May 1, 2001: (ii) the initial term ends two years from the effective date; (iii) Munder serves as the Sub-Adviser for the Fund; and (iv) the Agreement reflects non-material stylistic and clarifying changes. Munder will serve as the investment Sub-Adviser to the Portfolio pursuant to the terms of the New Sub-Advisory Agreement until such time as the agreement is amended or terminated in accordance with its terms.


     Per the terms of the New Sub-Advisory Agreement, Munder will receive 0.50% per annum of the Portfolio's average daily net assets. The minimum fee payable to Munder for each 12 month period ending on April 30th each year will be $150,000.

Evaluation by the Board


     Prior to and at a meeting of the Board on March 26, 2001, the Board, including the Disinterested Directors, reviewed information regarding the New Sub-Advisory Agreement.


     In evaluating the New Sub-Advisory Agreement, the Board took into account that the Original Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the New Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, non-material stylistic changes, and entity serving as sub-adviser.


     The Board also considered the reputation, expertise and resources of Munder and its affiliates in the domestic and international financial markets. The Board determined that Munder meets the qualifications required to render the nature and quality of the services that are needed in managing the Portfolio. They further determined that the change in investment strategy was in the best interest of the Portfolio and its shareholders.


     After consideration of the factors discussed above and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement.


Officers


     The following table sets forth certain information containing the principal officers of the Fund:


------------------------------------------------------------------------------------------------------
Name of Officer                                Principal Occupations or Employment in the Last 5 Years
------------------------------------------------------------------------------------------------------
 Jerome C. Vahl (1,2)                          Executive Vice President (September, 2000 -
 Executive Vice President                      present), Director, IDEX Mutual Funds
 (DOB 04/24/56)                                (investment company); President and Director
                                               (December, 1999 - present), Executive Vice
                                               President (June, 1998 - December, 1999) and
                                               Vice President (December, 1995 - June, 1998),
                                               Western Reserve Life Assurance Co. of Ohio;
                                               Director (March, 2000 - present), Great
                                               Companies L.L.C. (investment adviser); Vice
                                               President (1986 - present), AEGON USA, Inc.
                                               (financial services holding company, Cedar
                                               Rapids, Iowa); Director (November, 1999 -
                                               present), Idex Investor Services, Inc. (transfer
                                               agent), WRL Investment Services, Inc. (transfer
                                               agent), and WRL Investment Management, Inc.
                                               (investment adviser); Director (June, 1998 -
                                               present), Idex Management, Inc. (investment
                                               adviser); Vice President (February, 2000 -
                                               present), AUSA Holding Co.
------------------------------------------------------------------------------------------------------
 Allan Hamilton (1,2)                          Vice President and Controller (August, 1987 -
 Treasurer and Principal Financial Officer     present) and Treasurer (February, 1997 -
 (DOB 11/26/56)                                present), Western Reserve Life Assurance Co. of
                                               Ohio; Vice President and Controller (March,
                                               1999 - present), WRL Investment Management,
                                               Inc. (investment adviser).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name of Officer                            Principal Occupations or Employment in the Last 5 Years
------------------------------------------------------------------------------------------------------
 John K. Carter, Esq. (1,2)                Assistant Vice President, Assistant Secretary and
 Vice President, Secretary and Counsel     Counsel (June, 1999 - December, 1999), WRL
 (DOB 04/24/61)                            Series Fund, Inc. (investment company); Vice
                                           President, Secretary and Counsel (December,
                                           1999 - present) and Assistant Vice President,
                                           Assistant Secretary and Counsel (June, 1999 -
                                           December, 1999), IDEX Mutual Funds
                                           (investment company); Vice President and
                                           Counsel (June, 2000 - present) and Assistant
                                           Vice President and Counsel (September, 1999 -
                                           June, 2000), Western Reserve Life Assurance
                                           Co. of Ohio; Vice President (December, 2000 -
                                           present), AFSG Securities Corp. (underwriter);
                                           Vice President, Counsel and Assistant Secretary
                                           (April, 2000 - present), Idex Investor Services,
                                           Inc. (transfer agent) and WRL Investment
                                           Services, Inc. (transfer agent); Vice President,
                                           Counsel, Compliance Officer and Assistant
                                           Secretary (April, 2000 - present), Idex
                                           Management, Inc. (investment adviser) and WRL
                                           Investment Management, Inc. (investment
                                           adviser); Vice President and Counsel (March,
                                           1997 - May, 1999) Salomon Smith Barney;
                                           Assistant Vice President, Associate Corporate
                                           Counsel and Trust Officer (September, 1993 -
                                           March 1997), Franklin Templeton Mutual Funds.
------------------------------------------------------------------------------------------------------
 Alan M. Yaeger (1,2)                      Executive Vice President (April, 1993 - present)
 Executive Vice President                  and Actuary (1972 - present), CFO (December,
 (DOB 10/21/46)                            1995 - present), Western Reserve Life
                                           Assurance Co. of Ohio; Director (September,
                                           1996 - present), WRL Investment Management,
                                           Inc. (investment adviser) and WRL Investment
                                           Services, Inc. (transfer agent).
------------------------------------------------------------------------------------------------------

(1) The principal business address is P.O. Box 5068, Clearwater, Florida 33758-5068.
(2) Interested Person (as defined in the 1940 Act) of the Fund.



Shareholder Proposals


     As a general matter, WRL does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of WRL, 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

Annual Report


     A copy of the Fund's Annual Report may be obtained without charge by writing to the Fund at the address above first written, or by calling the Fund at 1-800-851-9777.


                                            By Order of the Board of Directors,




                                            John K. Carter, Esq.
                                            Secretary
                                            WRL Series Fund, Inc.
                                            St. Petersburg, Florida

                                   EXHIBIT 1
                                    FORM OF
                            SUB-ADVISORY AGREEMENT
                                    BETWEEN
                        WRL INVESTMENT MANAGEMENT, INC.
                                      AND
                           MUNDER CAPITAL MANAGEMENT


     This Agreement is entered into as of May 1, 2001 between WRL Investment Management, Inc. a Florida corporation (referred to herein as "WRL Management"), and Munder Capital Management, a general partnership organized and existing under the laws of the State of Delaware (referred to herein as "Munder").


     WHEREAS, WRL Management entered into a Management and Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated as of January 1, 1997 with WRL Series Fund, Inc., a Maryland corporation (herein referred to as the "Fund") on behalf of Munder Net50 ("Portfolio"), under which WRL Management has agreed, among other things, to act as investment adviser to the Portfolio.


     WHEREAS, the Advisory Agreement provides that WRL Management may engage a Sub-Adviser to furnish investment information and advice to assist WRL Management in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Portfolios.


     WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Munder to WRL Management with respect to the Portfolio and the terms and conditions under which such services will be rendered.


     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:


     1. Services of Munder. Munder shall act as investment sub-adviser to WRL Management with respect to the Portfolio. In this capacity, Munder shall have the following responsibilities:


   (A)(a) provide a continuous investment program for the Portfolio including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;


      (b) to cause its officers to attend meetings of WRL Management or the Fund and furnish oral or written reports, as WRL Management may reasonably require, in order to keep WRL Management and its officers and the Fund's Board and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Portfolio, the investment recommendations of Munder, and the investment considerations which have given rise to those recommendations;


      (c) to furnish such statistical and analytical information and reports as may reasonably be required by WRL Management from time to time; and


      (d) to supervise the purchase and sale of securities as directed by the appropriate officers of the Fund or of WRL Management.


   (B) Investment Sub-Advisory Services. Munder shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of WRL Management or the Fund by notice in writing to Munder; provided that Munder shall be entitled to rely on and comply with the Prospectus most recently furnished to Munder by WRL Management. Munder shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, Munder, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Fund or WRL Management, to:


   (1) Buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and


   (2) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as Munder may select.


    2. Obligations of WRL Management. WRL Management shall have the following obligations under this Agreement:


   (a) to keep Munder continuously and fully informed as to the composition of the Portfolio's investment portfolio and the nature of the Portfolio's assets and liabilities from time to time;


   (b) to furnish Munder with copies of each of the following documents and furnish to Munder at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available;


       (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");


       (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");


       (3) Certified resolutions of the Fund's Board authorizing the appointment of WRL Management and Munder and approving the form of the Advisory Agreement and this Agreement;


       (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and shares and all amendments thereto ("Registration Statement");


       (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;


       (6) The Fund's Prospectus (as defined above); and


       (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any government body or securities exchange.


   (c) to furnish Munder with any further materials or information which Munder may reasonably request to enable it to perform its functions under this Agreement;

   (d) to compensate Munder for its services under this Agreement by the payment of a monthly fee equal to the amount specified in Schedule A of this Agreement. In the event that this Agreement shall be effective for only part of a period to which any such fee received by WRL Management is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to Munder hereunder shall be payable upon receipt by WRL Management from the Portfolio of fees payable to WRL Management under Section 6 of the Advisory Agreement;


   3.  Brokerage.


     A. Munder agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, Munder may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Munder determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Munder with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to Munder, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.


     B. On occasions when Munder deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Munder, Munder, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Munder in the manner Munder considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.


     C. In addition to the foregoing, Munder agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement, subject to compliance with applicable laws and procedures adopted by the Directors of the Fund.


     D. Subject to procedures adopted by the Board of the Fund, Munder is authorized to place orders on behalf of the Portfolio through Munder or any affiliate thereof if Munder or its affiliate is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), or to any of its affiliates that are brokers or dealers or FCBs or such other entities which provide similar services in foreign countries. Such allocation shall be in such amounts and proportions as Munder shall determine consistent with the above standards, and, upon, request, Munder will report on said allocation to WRL Management and the Fund's Board, indicating the brokers, dealers or FCBs to which such allocations have been made and the basis therefor.


     4. Treatment of Investment Advice. WRL Management may direct Munder to furnish its investment information, advice and recommendations directly to officers of the Fund.


     5. Purchases by Affiliates. Neither Munder nor any of its officers or Directors shall take a long or short position in the securities issued by the Portfolio. This prohibition, however, shall not prevent the purchase from the Portfolio of shares issued by the Portfolio on behalf of the Portfolio by the officers and Directors of Munder (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

     6. Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Munder, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Munder, who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.


     7. Sub-Adviser's Use of the Services of Others. Munder may (at its cost except as contemplated by paragraph 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Munder may deem necessary, appropriate, or convenient for discharge of its obligations hereunder or otherwise helpful to the Portfolio, as appropriate, or in the discharge of Munder overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that Munder shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.


     8. Limitation of Liability of the Sub-Adviser. Neither Munder nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for Munder, the Portfolio (at the direction or request of Munder) or the Sub-Adviser in connection with Munder's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or Portfolio or any error of facts or mistake of law contained in any report or date provided by Munder, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Portfolio or from reckless disregard by Munder or any such person of the duties of Munder pursuant to this Agreement.


     9. Representations.


     Each party hereto represents, warrants, and agrees as follows:


     A. WRL Management and Munder each: (i) is registered as an investment adviser under the Advisers Act and any applicable state laws and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party of the occurrence of any event that would disqualify such other party from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.


     B. Munder has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund's Board with a copy of such code of ethics, together with evidence of its adoption.


     Munder has provided WRL Management and the Fund's Board with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to WRL Management.


     10. Term of Agreement.


     This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those

Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2003. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Fund's Directors who are not parties to this Agreement or interested persons of any such party. Munder shall furnish to the Fund's Board, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.


     11. Termination of Agreement.


     Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to Munder. This Agreement may also be terminated by WRL Management: (i) on at least 60 days' prior written notice to Munder, without the payment of any penalty; (ii) if Munder becomes unable to discharge its duties and obligations under this Agreement or (iii) per the terms of an exemptive order - Release No. 23379 dated August 5, 1998 -- granted under section 6(c ) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the Act. Munder may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to WRL Management. Subject to the terms of any exemptive order obtained by the Fund, this Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.


     12. Amendment of Agreement.


     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote or a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act, or as modified per exemptive relief granted from Section 15(a) of the Act and Rule 18f-2 under the Act to the Fund and WRL Management -- Release No. 23379.


     13. Miscellaneous.


     A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.


     B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


     C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.



     D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.


     E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless WRL Management and Munder agree to the contrary.


     F. Munder Name: WRL Series Fund may use any name including or derived from the name "MUNDER" in connection with the Portfolio only for so long as this Agreement, or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall be succeeded to Munder as investment adviser or distributor. Upon termination of this Agreement, WRL Series Fund (to the extent that it lawfully can) will cause the Portfolio to cease to use such a name or any other name indicating that it is advised by or otherwise connected with Munder or any organization which shall have so succeeded Munder.


     14. Compliance With Laws.


     (a) In all matters relating to the performance of this Agreement, Munder will act in conformity with the Fund's Articles, Bylaws, and current Prospectus and with the instructions and direction of WRL Management and the Fund's Board.



     (b) Munder shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Portfolio, WRL Management and/or Munder and (2) with all other applicable federal and state laws and regulations pertaining to management of investment companies.


     (c) WRL Management shall perform quarterly and annual tax compliance tests to ensure that the Portfolio is in compliance with Subchapter M of the Internal Revenue Code ("IRC") and Section B17(h) of the Internal Revenue Code and regulations thereunder. In connection with such compliance tests, WRL Management shall prepare and provide reports to Munder within 10 business days of a calendar quarter end relating to the diversification of the Portfolio, Munder shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Portfolio is not in compliance with the requirements noted above, Munder, in consultation with WRL Management, will take prompt action to bring the Portfolio back into compliance within the time permitted under the IRC.


     15. Assignment. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.


     16. Reference to Sub-Adviser. Neither WRL Management nor the Fund will publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by Munder pursuant to this Agreement, or use in advertising, publicity or otherwise the name of Munder or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of Munder or its affiliates, without the prior written consent of Munder. Notwithstanding the foregoing, WRL Management may distribute information regarding the provision of investment advisory services by Munder to the Fund's Board of Directors ("Board Materials") without the prior written consent of Munder. WRL Management will provide copies of the Board Materials to Munder within a reasonable time following distribution to the Fund's Board.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



ATTEST:
                              MUNDER CAPITAL MANAGEMENT

---------------------         By:
                                 -----------------------------------------------
                              Name:
                              Title:

ATTEST:
                              WRL INVESTMENT MANAGEMENT, INC.
---------------------
John K. Carter, Esq.          By:
Vice President, Compliance       -----------------------------------------------
Officer & Counsel                Kim D. Day
                                 Vice President and Treasurer

                            SUB-ADVISORY AGREEMENT

                                  SCHEDULE A
                               SUB-ADVISORY FEE

-----------------------------------------------------------------------
                             Annual Percentage
                             of Average Daily
         Fund                   Net Assets            Termination Date
-----------------------------------------------------------------------
  Munder Net50           0.50% of the Portfolio's     April 30, 2003
                        average daily net assets.

                           Minimum annual fee:
                                $150,000
-----------------------------------------------------------------------

                                [WRL LETTERHEAD]


April 16, 2001


Dear Policy or Contract Owner:

As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to vote certain shares of each portfolio of WRL Series Fund,, Inc. (the "Fund") that is attributable to your Policy at the May 29, 2001 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

        (1)     A Notice of the Special Meeting;
        (2) A Voting Instruction Form for each Portfolio applicable to your Policy; and
        (3)     A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purposes of the Meeting are: to re-elect the current Directors of the Fund; to elect three (3) new Directors to the Fund; to adopt a Brokerage Enhancement Program on behalf of the Portfolios of the Fund; to change certain fundamental investment restrictions of various portfolios of the Fund; and to approve new fundamental investment restrictions for WRL Goldman Sachs Small Cap (in you are invested in that Portfolio) so that the portfolio can be managed according to the policies and strategies of the new sub-adviser, Munder Capital Management.

YOUR VOTE IS VERY IMPORTANT. A Voting Instruction Form FOR EACH PORTFOLIO ATTRIBUTABLE TO YOUR POLICY must be received by DSG, 5471 West Waters Avenue, Suite 1010, Tampa, Florida 33634-9925 NO LATER THAN MAY 29, 2001, 10 A.M. (EASTERN TIME). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing, or by voting in person at the Meeting. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO IN WHICH YOU OWN SHARES IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU PREFER TO INSTEAD VOTE BY TELEPHONE, YOU MAY DO SO BY CALLING 1-888-696-2781 AND ENTERING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S). We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your vote. If you vote by telephone, please do not return your Voting Instruction Form(s) unless you elect to change your vote.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to each Portfolio for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,

/s/ John R. Kenney                                /s/ Jerome C. Vahl

John R. Kenney                                    Jerome C. Vahl
Chairman of the Board and Chief Executive         Director and President
Officer                                           Western Reserve Life
Western Reserve Life Assurance Co. of Ohio        Assurance Co. of Ohio

                [TRANSAMERICA LIFE INSURANCE COMPANY LETTERHEAD]

April 16, 2001

Dear Contract Owner:

As an Owner of a variable annuity contract (the "Contract") issued by Transamerica Life Insurance Company ("Transamerica") (in certain states still known as PFL Life Insurance Company), you have the right to instruct Transamerica how to vote certain shares of certain portfolios it owns of the WRL Series Fund, Inc. (the "Fund") attributable to your Contract at the May 29, 2001 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

(1)     A Notice of the Special Meeting;
(2)     A Voting Instruction Form for each Portfolio applicable to your
        Contract; and
(3)     A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purposes of the Meeting are: to re-elect the current Directors of the Fund; to elect three (3) new Directors to the Fund; to adopt a Brokerage Enhancement Plan for the Fund; to change certain fundamental investment restrictions of various portfolios of the Fund; and to approve new fundamental investment restrictions for WRL Goldman Sachs Small Cap (if you are invested in that portfolio) so that the portfolio can be managed according to the policies and strategies of the new sub-adviser, Munder Capital Management.

Although you are not directly a shareholder of the various Portfolios, some or all of your contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct Transamerica how to vote each Portfolio's shares which are attributable to your Contract. The number of Portfolio shares for which an Owner may give instructions is determined as follows. For each Contract, the number of votes in each Portfolio will be determined by dividing the amount of the Contract's contract value attributable to each Portfolio as of the record date (March 26, 2001) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form shows the number of Proxy Votes in each Portfolio attributable to your Contract for which you are entitled to give voting instructions.

YOUR VOTE IS VERY IMPORTANT. A Voting Instruction Form FOR EACH PORTFOLIO ATTRIBUTABLE TO YOUR CONTRACT must be received by DSG, 5471 West Waters Avenue, Suite 1010, Tampa, Florida 33634-9925 NO LATER THAN MAY 29, 2001, 10 A.M. (EASTERN TIME). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying Transamerica in writing, or by voting in person at the Meeting. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO IN WHICH YOU ARE INVESTED, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU PREFER TO INSTEAD GIVE YOUR INSTRUCTIONS BY TELEPHONE, YOU MAY DO SO BY CALLING 1-888-696-2781 AND ENTERING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S). We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your instructions as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your instructions.

If you give your instructions by telephone, please do not return your Voting Instruction Form(s) to us unless you elect to change your instructions.

Please complete the Voting Instruction Form(s) and promptly return them in the enclosed postage paid envelope. Your instructions are very important, and we would appreciate your return of the Form(s) as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

/s/ Larry N. Norman

Larry N. Norman
President
Transamerica Life Insurance Company

                 [AUSA LIFE INSURANCE COMPANY, INC. LETTERHEAD]

April 16, 2001


Dear Policy or Contract Owner:

As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to instruct AUSA Life Insurance Company, Inc. ("AUSA") to vote certain shares it owns of each portfolio of WRL Series Fund,, Inc. (the "Fund") that is attributable to your Policy at the May 29, 2001 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

        (1)     A Notice of the Special Meeting;
        (2) A Voting Instruction Form for each Portfolio applicable to your Policy; and
        (3)     A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purposes of the Meeting are: to re-elect the current Directors of the Fund; to elect three (3) new Directors to the Fund; to adopt a Brokerage Enhancement Program on behalf of the Portfolios of the Fund; to change certain fundamental investment restrictions of various portfolios of the Fund; and to approve new fundamental investment restrictions for WRL Goldman Sachs Small Cap (if you are invested in that portfolio) so that the portfolio can be managed according to the policies and strategies of the new sub-adviser, Munder Capital Management.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. A Voting Instruction Form FOR EACH PORTFOLIO ATTRIBUTABLE TO YOUR POLICY must be received by DSG, 5471 West Waters Avenue, Suite 1010, Tampa, Florida 33634-9925 NO LATER THAN MAY 29, 2001, 10 A.M. (EASTERN TIME). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying AUSA in writing, or by attending in person. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO THAT IS ATTRIBUTABLE TO YOUR POLICY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU PREFER TO INSTEAD GIVE YOUR INSTRUCTIONS BY TELEPHONE, YOU MAY DO SO BY CALLING 1-888-696-2781 AND ENTERING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S). We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your instructions as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your instructions. If you give your instructions by telephone, please do not return your Voting Instruction Form(s) unless you elect to change your instructions.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to each Portfolio for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,


Tom A. Schlossberg
President
AUSA Life Insurance Company

              [PEOPLES BENEFIT LIFE INSURANCE COMPANY LETTERHEAD]

April 16, 2001


Dear Contract Owner:

As an Owner of a variable annuity contract (the "Contract") issued by Peoples Benefit Life Insurance Company ("Peoples"), you have the right to instruct Peoples how to vote certain shares it owns of certain portfolios of the WRL Series Fund, Inc. (the "Fund") attributable to your Contract at the May 29, 2001 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

(1)     A Notice of the Special Meeting;
(2)     A Voting Instruction Form for each Portfolio applicable to your
        Contract; and
(3)     A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purposes of the Meeting are: to re-elect the current Directors of the Fund; to elect three (3) new Directors to the Fund; to adopt a Brokerage Enhancement Plan for the Fund; to change certain fundamental investment restrictions of various portfolios of the Fund; and to approve new fundamental investment restrictions for WRL Goldman Sachs Small Cap (if you are invested in that portfolio) so that the portfolio can be managed according to the policies and strategies of the new sub-adviser, Munder Capital Management.

Although you are not directly a shareholder of the various Portfolios, some or all of your contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct Peoples how to vote each Portfolio's shares which are attributable to your Contract. The number of Portfolio shares for which an Owner may give instructions is determined as follows. For each Contract the number of votes in each Portfolio will be determined by dividing the amount of the Contract's contract value attributable to each Portfolio as of the record date (March 26, 2001) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form shows the number of Proxy Votes in each Portfolio attributable to your Contract for which you are entitled to give voting instructions.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. A Voting Instruction Form FOR EACH PORTFOLIO ATTRIBUTABLE TO YOUR CONTRACT must be received by DSG, 5471 West Waters Avenue, Suite 1010, Tampa, Florida 33634-9925 no later THAN MAY 29, 2001, 10 A.M. (EASTERN TIME). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying Peoples in writing, or by attending in person. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO THAT IS ATTRIBUTABLE TO YOUR POLICY IN WHICH YOU ARE INVESTED, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU PREFER TO INSTEAD GIVE YOUR INSTRUCTIONS BY TELEPHONE, YOU MAY DO SO BY CALLING 1-888-696-2781 AND ENTERING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM(S). We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your instructions as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your instructions.

If you give your instructions by telephone, please do not return your Voting Instruction Form(s) to us unless you elect to change your instructions.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters that come before the Meeting.

Please complete the Voting Instruction Form(s) and promptly return them in the enclosed postage paid envelope. Your instructions are very important, and we would appreciate your return of the Form(s) as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

Bart Herbert
President
Peoples Benefit Life Insurance Company

                   [TRANSAMERICA OCCIDENTAL LIFE LETTERHEAD]

April 16, 2001


Dear Policy or Contract Owner:

As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to instruct Transamerica Occidental Life ("Transamerica") to vote certain shares it owns of each portfolio of WRL Series Fund, Inc. (the "Fund") that is attributable to your Policy at the May 29, 2001 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

        (1)     A Notice of the Special Meeting;
        (2) A Voting Instruction Form for each Portfolio applicable to your Policy; and
        (3)     A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purposes of the Meeting are: to re-elect the current Directors of the Fund; to elect three (3) new Directors to the Fund; to adopt a Brokerage Enhancement Plan for the Fund; to change certain fundamental investment restrictions of various portfolios of the Fund; and to approve new fundamental investment restrictions for WRL Goldman Sachs Small Cap (if you are a shareholder in that portfolio) so that the portfolio can be managed according to the policies and strategies of the new sub-adviser, Munder Capital Management.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. A Voting Instruction Form FOR EACH PORTFOLIO ATTRIBUTABLE TO YOUR POLICY must be received by DSG, 5471 West Waters Avenue, Suite 1010, Tampa, Florida 33634-9925 NO LATER THAN MAY 29, 2001, 10 A.M. (EASTERN TIME). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying Transamerica in writing, or by attending in person. IT IS IMPORTANT YOU PROMPTLY RETURN A SIGNED VOTING INSTRUCTION FORM FOR EACH PORTFOLIO THAT IS ATTRIBUTABLE TO YOUR POLICY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU PREFER TO INSTEAD GIVE YOUR INSTRUCTIONS BY TELEPHONE, YOU MAY DO SO BY CALLING 1-888-696-2781 AND ENTERING YOUR TEN DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM. We have retained Georgeson Shareholder Communications, Inc. ("Shareholder Communications") to assist us with this proxy solicitation. If we have not received your instructions as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your instructions. If you give your instructions by telephone, please do not return your Voting Instruction Form(s) unless you elect to change your instructions.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to each Portfolio for which timely instructions are received. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,

/s/ Ron Wagley

Ron Wagley
President
Transamerica Occidental Life Insurance Company

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (6)  To approve a change to the fundamental investment
                                                                     restriction regarding investments for the purpose of exercising control.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000026
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GABELLI GLOBAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 09

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 1100000021
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL SALOMON ALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 04

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000003
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000004
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GLOBAL

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000006
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL VKAM EMERGING GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 52

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000012
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                        WRL NWQ VALUE EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000017
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GOLDMAN SACHS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (8)  To approve the adoption of new fundamental investment restrictions.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000018
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GOLDMAN SACHS SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 57

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000019
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL T. ROWE PRICE DIVIDEND GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000020
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL T. ROWE PRICE SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 53

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000022
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL PILGRIM BAXTER MID CAP GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 52

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                WRL TRANSAMERICA LIFE INSURANCE COMPANY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.
                                                                                                                             AUSA 22

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000027
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL GREAT COMPANIES-GLOBAL(2)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 56

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                 TRANSAMERICA LIFE INSURANCE COMPANY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             AUSA 22

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000023
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL DREYFUS MID CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Life Insurance Company ("Transamerica") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to
be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             TLIC 54

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL J.P. MORGAN MONEY MARKET

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 21

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000002
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                           WRL AEGON BOND

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000003
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000004
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GLOBAL

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000005
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL LKCM STRATEGIC TOTAL RETURN

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000006
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL VKAM EMERGING GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 22

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL ALGER AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 22

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000008
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL AEGON BALANCED

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000009
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL FEDERATED GROWTH & INCOME

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000010
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL DEAN ASSET ALLOCATION

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000011
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL C.A.S.E. GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000012
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                        WRL NWQ VALUE EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000013
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GE INTERNATIONAL EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 24

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000014
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL GE U.S. EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 24

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL THIRD AVENUE VALUE

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 25

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000016
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                               WRL J.P. MORGAN REAL ESTATE SECURITIES

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 28

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000017
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GOLDMAN SACHS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (8)  To approve the adoption of new fundamental investment restrictions.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000018
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GOLDMAN SACHS SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 27

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000019
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL T. ROWE PRICE DIVIDEND GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000020
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL T. ROWE PRICE SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000021
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL SALOMON ALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 24

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000022
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL PILGRIM BAXTER MID CAP GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 22

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000023
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL DREYFUS MID CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000024
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL GREAT COMPANIES-AMERICA(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 25

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000025
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                 WRL GREAT COMPANIES-TECHNOLOGY(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 25

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (6)  To approve a change to the fundamental investment
                                                                     restriction regarding investments for the purpose of exercising control.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000026
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GABELLI GLOBAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 29

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000027
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL GREAT COMPANIES-GLOBAL(2)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 26

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000028
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL LKCM CAPITAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 26

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000029
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL VALUE LINE AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at
10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

                                                                                                                             AUSA 23

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000003
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be
held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             PBLI 43

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000004
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GLOBAL

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be
held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             PBLI 43

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL ALGER AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be
held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             PBLI 42

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000016
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                               WRL J.P. MORGAN REAL ESTATE SECURITIES

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be
held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             PBLI 48

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date                                                     O         O         O

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature          (10) To conduct such other business as may properly come before
should be exactly as name or names appear on this Voting             the Special Meeting.
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000005
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL LKCM STRATEGIC TOTAL RETURN

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be
held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St. Petersburg, Florida
33716-1294.

                                                                                                                             PBLI 43

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL J.P. MORGAN MONEY MARKET

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 31

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000009
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL FEDERATED GROWTH & INCOME

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000008
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL AEGON BALANCED

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL ALGER AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 32

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000006
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL VKAM EMERGING GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 32

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000004
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GLOBAL

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000003
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000002
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                           WRL AEGON BOND

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000010
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL DEAN ASSET ALLOCATION

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000011
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL C.A.S.E. GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000012
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                        WRL NWQ VALUE EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000013
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GE INTERNATIONAL EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 34

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000014
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL GE U.S. EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 34

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL THIRD AVENUE VALUE

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 35

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000016
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                               WRL J.P. MORGAN REAL ESTATE SECURITIES

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 38

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000017
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GOLDMAN SACHS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (8)  To approve the adoption of new fundamental investment restrictions.

                                                                                                           O         O         O

                                                                     (10) To conduct such other business as may properly come before the Special Meeting.






----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000018
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GOLDMAN SACHS SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 37

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000019
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL T. ROWE PRICE DIVIDEND GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000020
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL T. ROWE PRICE SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000021
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL SALOMON ALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 34

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)  To approve the elimination of a fundamental investment restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000022
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL PILGRIM BAXTER MID CAP GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 32

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000023
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL DREYFUS MID CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000024
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL GREAT COMPANIES-AMERICA(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 35

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.

                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000025
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                 WRL GREAT COMPANIES-TECHNOLOGY(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 35

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (6)  To approve a change to the fundamental investment
                                                                     restriction regarding investments for the purpose of exercising control.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000026
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GABELLI GLOBAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 39

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000027
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL GREAT COMPANIES-GLOBAL(2)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 36

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000028
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL LKCM CAPITAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 36

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000029
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL VALUE LINE AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental") to vote the shares of the WRL Series
Fund, Inc. ("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the
Fund ("the Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway,
St. Petersburg, Florida 33716-1294.

                                                                                                                             TOLI 33

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL J.P. MORGAN MONEY MARKET

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 01

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000002
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                           WRL AEGON BOND

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000003
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000004
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                          WRL JANUS GLOBAL

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000005
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL LKCM STRATEGIC TOTAL RETURN

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)   To approve the elimination of a fundamental investment
                                                                     restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000006
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL VKAM EMERGING GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 02

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)   To approve the elimination of a fundamental investment
                                                                     restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000007
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL ALGER AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 02

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000008
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL AEGON BALANCED

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000009
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL FEDERATED GROWTH & INCOME

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000010
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL DEAN ASSET ALLOCATION

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000011
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL C.A.S.E. GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000012
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                        WRL NWQ VALUE EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000013
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GE INTERNATIONAL EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 04

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000014
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL GE U.S. EQUITY

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 04

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date               (10) To conduct such other business as may properly come before the Special Meeting.
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000001
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL THIRD AVENUE VALUE

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 05

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (10) To conduct such other business as may properly come before the Special Meeting.
----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000016
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                               WRL J.P. MORGAN REAL ESTATE SECURITIES

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 08

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000017
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GOLDMAN SACHS GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (8)  To approve the adoption of new fundamental investment restrictions.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000018
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL GOLDMAN SACHS SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 07

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000019
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL T. ROWE PRICE DIVIDEND GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000020
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                     WRL T. ROWE PRICE SMALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000021
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL SALOMON ALL CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 04

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (7)   To approve the elimination of a fundamental investment
                                                                     restriction prohibiting investments that would cause industry concentration.

                                                                                                           O         O         O

----------------------------------------     --------------
Policyowner or Contract Holder Signature          Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000022
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL PILGRIM BAXTER MID CAP GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 02

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000023
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                         WRL DREYFUS MID CAP

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000024
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                   WRL GREAT COMPANIES-AMERICA(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 05

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (5)  To approve a change to the fundamental investment
                                                                     restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000025
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                 WRL GREAT COMPANIES-TECHNOLOGY(SM)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 05

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (6)  To appovee a change to the fundamental investment
                                                                     restriction regarding investments for the purpose of exercising control.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000026
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                      WRL GABELLI GLOBAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 09

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000027
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                    WRL GREAT COMPANIES-GLOBAL(2)

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 06

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

----------------------------------------     --------------          (10) To conduct such other business as may properly come before
Policyowner or Contract Holder Signature          Date               the Special Meeting.

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting
Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

                                             -------------------------------------------
                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
                                             -------------------------------------------

                                                   ------------------------------
                                                       Control No.: 110000028
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                       WRL LKCM CAPITAL GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 06

              THE BOARD OF DIRECTORS OF THE FUND                     (1)  To approve the adoption of a Brokerage Enhancement Plan
              RECOMMENDS A VOTE FOR ALL PROPOSALS
                                ---                                                                       FOR     AGAINST   ABSTAIN

             -----------------------------------------                                                     O         O         O
             PLEASE SIGN AND DATE THIS FORM AND RETURN
               PROMPTLY IN THE POSTAGE PAID ENVELOPE                 (2) To re-elect/elect the following Directors of the Board of
             -----------------------------------------               WRL Series Fund, Inc.

I hereby revoke any and all voting instructions with respect to           (1)  John R. Kenney              O         O         O
such shares previously given by me. I acknowledge receipt of              (2)  Peter R. Brown              O         O         O
the Proxy Statement dated April 15, 2001. This instruction will           (3)  Charles C. Harris           O         O         O
be voted as specified. If no specification is made, this                  (4)  Russell A. Kimball, Jr.     O         O         O
instruction will be voted "FOR" each proposal.                            (5)  Patrick S. Baird            O         O         O
                                                                          (6)  William W. Short, Jr.       O         O         O
This instruction may be revoked at any time prior to the                  (7)  Daniel Calabria             O         O         O
Meeting by executing a subsequent voting instruction form, by             (8)  Janice B. Case              O         O         O
notifying the Secretary of the Fund in writing or by voting in            (9)  Leo J. Hill                 O         O         O
person at the Meeting.
                                                                     (3)  To approve a change to the fundamental investment
                                                                     restriction regarding the issuance of senior securities.

                                                                                                           O         O         O

                                                                     (4)  To approve a change to the fundamental investment
                                                                     restriction regarding portfolio diversification.

                                                                                                           O         O         O

                                                                     (9)  To approve a change to the fundamental investment
                                                                     restriction regarding investments that would cause the value of
----------------------------------------     --------------          a portfolio's assets to exceed a stated threshold.
Policyowner or Contract Holder Signature          Date
                                                                                                           O         O         O
PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature
should be exactly as name or names appear on this Voting             (10) To conduct such other business as may properly come before
Instruction Form. If the individual signing the form is a            the Special Meeting.
fiduciary (e.g., attorney, executor, trustee, guardian, etc.)
the individual's signature must be followed by his full title.


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                                                        FOLD AND DETACH HERE

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                                              PLEASE FILL INSIDE OF CIRCLE SO THAT DATA
                                             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
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                                                       Control No.: 110000029
                                                   To vote by phone, please call:
                                                           1-888-696-2781
                                                   ------------------------------

                                                       VOTING INSTRUCTION FORM

                                                  WRL VALUE LINE AGGRESSIVE GROWTH

                                                    Cash Value:           Shares:

                                 Voting Instructions Solicited on Behalf of the Board of Directors
                                 for a Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                                            May 29, 2001

I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the WRL Series Fund, Inc.
("Fund") as to which I am entitled to give Instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the
Meeting") to be held at 10:00 a.m. on May 29, 2001, Eastern Time, and any adjournments thereof, at 570 Carillon Parkway, St.
Petersburg, Florida 33716-1294.

                                                                                                                              WRL 03
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